                                                                   EXHIBIT 10.37





                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY



________________________________________________________________________________


                             AMENDED AND RESTATED

                              AGREEMENT FOR LEASE

                                    between

                    Flatirons Funding, Limited Partnership

                                      and

                         Electronic Arts Redwood, Inc.

                           Dated as of March 7, 1997



________________________________________________________________________________


                 THIS AGREEMENT HAS BEEN ASSIGNED AS SECURITY
                FOR INDEBTEDNESS OF THE OWNER.  SEE SECTION 17.

This Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. 3. To the extent, if any, that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY




                             AMENDED AND RESTATED
                              AGREEMENT FOR LEASE
                              -------------------


          Amended and Restated Agreement for Lease dated as of March 7, 1997 (as the same may be amended, restated, modified or supplemented from time to time, this "Agreement"), between Flatirons Funding, Limited Partnership, a Delaware limited partnership ("Owner") and Electronic Arts Redwood, Inc., a Delaware corporation ("Agent").

          WHEREAS, Owner may from time to time acquire either (i) a fee interest or (ii) a leasehold interest pursuant to a Ground Lease (hereinafter defined) in certain Unit Premises (hereinafter defined); and

          WHEREAS, Agent is an Affiliate (hereinafter defined) of the Guarantor (hereinafter defined); and

          WHEREAS, Owner and Agent have entered into a Lease (hereinafter defined), providing for the lease or sublease by Agent of certain Unit Improvements (hereinafter defined) which will be constructed and furnished on such Unit Premises pursuant to the terms of this Agreement;

          WHEREAS, Owner desires Agent to act as agent for Owner on the terms set forth herein in connection with the selection of Owner's fee and/or leasehold interests in Unit Premises from time to time, and with the construction of Unit Improvements and the installation of Unit FF&E thereon, if any, and in connection with all matters related to such construction, and Agent accepts such appointment; and

          WHEREAS, Owner and Agent desire to amend and restate, as set forth herein, the Agreement for Lease, dated as of February 14, 1995, as amended by Amendment No. 1 thereto, dated as of August 8, 1996, between them.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Agent hereby agree as follows:

          SECTION 1.  DEFINITIONS

          1.1  Defined Terms.  For the purposes of this Agreement each of the
               -------------
following terms shall have the meaning specified with respect thereto:

          Accrued Default Obligations:  Defined pursuant to subsection 11.2
          ---------------------------
hereof.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Acquisition Certificate:  The written certification of Agent to be
          -----------------------
delivered to Owner in connection with the making of an Initial Advance hereunder, which contains the information and representations of Agent as required by Section 4 of this Agreement, and which is substantially in the form of Exhibit C hereto.

          Affiliate:  Defined pursuant to subsection 1.2 hereof.
          ---------

          AFL Unit Leasing Record:  An instrument, substantially in the form of
          -----------------------
Exhibit B hereto, evidencing the sublease of a Unit under the Lease, which Unit is subject to a Ground Lease, or an instrument evidencing the lease of a Unit under the Lease.

          Agreement:  This Agreement for Lease, as the same may be amended,
          ---------
restated, modified or supplemented from time to time.

          Assignee:  Defined pursuant to subsection 1.2 hereof.
          --------

          Available Commitment:  At a particular time, an amount equal to the
          --------------------
excess of (a) the sum of (i) the aggregate commitment to lend under a Credit Agreement or Credit Agreements and (ii) Owner's existing equity capital and additional equity capital contributions which are in Owner's sole judgment then available to Owner over (b) the sum of (i) the aggregate amount of all advances theretofore made pursuant to Section 3 hereof with respect to Units subject to this Agreement at such time, (ii) Financing Costs theretofore incurred by Owner and not reimbursed by Agent with respect to Units subject to this Agreement at such time, (iii) the aggregate Adjusted Acquisition Cost (as defined in the Lease) of all Property and Equipment (as said terms are defined in the Lease) leased under the Lease at such time and (iv) $2,000,000, or such other amount as Owner and Agent may agree to from time to time. For purposes of this definition of Available Commitment, when a Unit is made subject to the Lease pursuant to the terms of subsection 2.3 hereof, such Unit shall cease to be "subject to this Agreement".

          Business Day:  Defined pursuant to subsection 1.2 hereof.
          ------------

          Certificate of Increased Cost:  The certificate delivered by Agent to
          -----------------------------
Owner pursuant to Section 7 hereof in connection with a request for a Completion Advance, and which is substantially in the form of Exhibit F hereto.

          Certificate of Substantial Completion:  The certificate or
          -------------------------------------
certificates delivered by Agent to Owner pursuant to Section 6 hereof in connection with a request for a Final Advance, and which is substantially in the form of Exhibit E hereto.

          Commercial Paper:  Defined pursuant to subsection 1.2 hereof.
          ----------------

          Completion Advance:  Any advance made by Owner upon satisfaction of
          ------------------
the conditions set forth in Section 7 hereof.

          Consent:  Defined pursuant to subsection 1.2 hereof.
          -------

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Construction Advance:  An Interim Advance made in connection with a
          --------------------
Redwood Unit which includes any Unit Acquisition Costs included in Redwood Phase 2 for such Redwood Unit.

          Construction Agreement:  Each agreement between Agent, acting on
          ----------------------
behalf of Owner, and a General Contractor, providing for the construction of Unit Improvements, as the same may be amended, restated, modified or supplemented from time to time in accordance with this Agreement.

          Construction Documents:  The collective reference to the Construction
          ----------------------
Agreement(s), the Unit Plans, the Permits and all other agreements entered into by Agent with respect to constructing, equipping, furnishing and decorating the Unit.

          Credit Agreement:  Defined pursuant to subsection 1.2 hereof.
          ----------------

          Designated Effective Date:  With respect to the Headquarters Unit, the
          -------------------------
earlier of the date of Substantial Completion or November 30, 1998, and with respect to each other Unit, the specific date applicable to such Unit set (i) in the case of each Redwood Unit, by agreement of Owner and Agent prior to the Construction Advance for any such Unit and (ii) in the case of any other Unit, set by agreement of Owner and Agent as a condition to the Initial Advance for such Unit.

          Effective Date:  Defined pursuant to subsection 1.2 hereof.
          --------------

          Event of Default:  Any of the events specified in subsection 11.1
          ----------------
hereof; provided, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          Event of Unit Termination:  Any of the events specified in subsection
          -------------------------
11.3 hereof.

          FF&E Specifications:  The master list, if any, of furniture, fixtures
          -------------------
and equipment which will be used in connection with the Unit Improvements (which list shall be specific with respect to the kind, quality and quantities) appended hereto as Exhibit G, as the same may be amended, modified, or supplemented from time to time with Owner's prior written consent, which consent shall not be unreasonably withheld or delayed.

          Final Advance:  The advance made by Owner upon satisfaction of the
          -------------
conditions of Section 6 hereof.

          Financing Costs:  All interest costs (including, without limitation,
          ---------------
interest at a default rate), other costs, fees and expenses incurred by Owner under a Credit Agreement, and all costs incurred (i) in connection with obtaining and maintaining equity financing, including, without limitation, return on equity capital and fees payable under Owner's partnership agreement to any general partner or managing general partner, (ii) in connection with the issuance of

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


Commercial Paper, including discount on Commercial Paper and (iii) in connection with any other financing arrangement of Owner.

          Fixed Charge Coverage Ratio:  Defined pursuant to 1.2 hereof.
          ---------------------------

          Force Majeure Delay:  Any delay caused by conditions beyond the
          -------------------
control of Agent, including, without limitation, acts of God or the elements, fire, strikes, labor disputes, delays in delivery of material and disruption of shipping, which does not have the effect of extending the Unit Completion Date beyond ninety (90) days in the aggregate.

          General Contractor:  Any contractor or contractors as may be engaged
          ------------------
by Agent from time to time for construction of Unit Improvements.

          Governmental Action:  Defined in subsection 8.5 hereof.
          -------------------

          Governmental Authority:  Any nation or government, any state or other
          ----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Ground Lease:  Each ground lease (which must be a Mortgageable Ground
          ------------
Lease) pursuant to which a leasehold interest in a Unit Premises is being leased to Owner.

          Guaranty:  The Guaranty, dated as of the date hereof, by and between
          --------
Guarantor and Owner, as it may be amended, restated, modified or supplemented, from time to time.

          Guarantor:  Electronic Arts Inc., a Delaware corporation (an Affiliate
          ---------
of Agent), and its successors.

          Headquarters Build-Out Plans:  The plans delivered to Owner in
          ----------------------------
accordance with the terms of this Agreement providing for the construction to be performed with respect to the Headquarters Unit Improvements. The Headquarters Build-Out Plans shall be treated for all purposes as Unit Plans herein.

          Headquarters Unit:  The Unit consisting of the Headquarters Unit
          -----------------
Premises, together with the Headquarters Unit Improvements.

          Headquarters Unit Improvements:  Two office buildings with office
          ------------------------------
space of approximately 380,000 square feet, a conference center of approximately 50,000 square feet, and a parking structure, all to be constructed on approximately 12.5 acres of the Headquarters Unit Premises.

          Headquarters Unit Premises:  The specific Unit Premises described as
          --------------------------
such on Exhibit L hereto.

          Indebtedness:  Defined pursuant to subsection 1.2 hereof.
          ------------

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Indemnified Person:  Any Person as defined in Section 12 hereof.
          ------------------

          Initial Advance:  The advance made by Owner upon satisfaction of the
          ---------------
conditions set forth in Section 4 hereof.

          Insurance Requirements:  Defined pursuant to subsection 1.2 hereof.
          ----------------------

          Interim Advance:  An advance made by Owner upon satisfaction of the
          ---------------
conditions set forth in Section 5 hereof.

          Interim Advance Certificate:  The certificate delivered by Agent to
          ---------------------------
Owner pursuant to Section 5 hereof in connection with a request for an Interim Advance, and which is substantially in the form of Exhibit D hereto.

          Interim Completion Date:  The date specified for the completion of
          -----------------------
Redwood Phase 1 of a particular Redwood Unit as set forth in Section 2.2 hereof.

          Lease:  The Lease Agreement, dated as of February 14, 1995, by and
          -----
between Owner, as lessor or sublessor, and Agent, as lessee or sublessee, as the case may be, as amended by Amendment No. 1 thereto, dated as of March 7, 1997, as it may be further amended, restated, modified or supplemented from time to time, a copy of which is attached as Exhibit A hereto.

          Legal Requirements:  All laws, judgments, decrees, ordinances and
          ------------------
regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereinafter enacted, made or issued, whether or not presently contemplated, and all agreements, covenants, conditions and restrictions, applicable to each Unit and/or the construction, ownership, operation or use thereof, including, without limitation, compliance with all requirements of labor laws and environmental statutes, compliance with which is required at any time from the date hereof through the term of this Agreement, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Unit or the operation, occupancy or use thereof.

          Lien:  Defined pursuant to subsection 1.2 hereof.
          ----

          Level 1:  Defined pursuant to subsection 1.2 hereof.
          -------

          Level 2:  Defined pursuant to subsection 1.2 hereof.
          -------

          Level 3:  Defined pursuant to subsection 1.2 hereof.
          -------

          Level 4:  Defined pursuant to subsection 1.2 hereof.
          -------

          Level 5:  Defined pursuant to subsection 1.2 hereof.
          -------

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Merrill:  Merrill Lynch Money Markets Inc., a Delaware corporation.
          -------

          Merrill Leasing:  ML Leasing Equipment Corp., a Delaware corporation.
          ---------------

          Merrill Lynch:  Merrill Lynch & Co., Inc., a Delaware corporation.
          -------------

          Mortgageable Ground Lease:  Defined pursuant to subsection 1.2
          -------------------------
hereof.

          Owner:  Flatirons Funding, Limited Partnership or any successor or
          -----
successors to all of its rights and obligations as Owner hereunder and, for purposes of Section 12 hereof, shall include any Person or entity which computes its liability for income or other taxes on a consolidated basis with Flatirons Funding, Limited Partnership or the income of which for purposes of such taxes is, or may be, determined or affected directly or indirectly by the income of Owner or its successor or successors.

          Permits:  All consents, licenses, building, and operating permits
          -------
required for construction, completion, and operation of any Unit in accordance with all Legal Requirements affecting such Unit.

          Permitted Contest:  Defined pursuant to paragraph (a) of Section 16
          -----------------
hereof.

          Permitted Liens:  Defined pursuant to subsection 1.2 hereof.
          ---------------

          Person:  Defined pursuant to subsection 1.2 hereof.
          ------

          Potential Default:  Any event which, but for the lapse of time, or
          -----------------
giving of notice, or both, would constitute an Event of Default.

          Potential Event of Unit Termination:  Any event which, but for the
          -----------------------------------
lapse of time, or giving of notice, or both, would constitute an Event of Unit Termination.

          Recordation:  Has the meaning ascribed thereto in Section 21 of this
          -----------
Agreement.

          Redwood Phase 1:  In the case of each Redwood Unit, the installation
          ---------------
of certain infrastructure improvements and the completion of landscaping suitable for outdoor recreational use, all in accordance with the applicable Unit Plans therefor.

          Redwood Phase 2:  In the case of each Redwood Unit, the construction
          ---------------
of office buildings and/or related structures and the installation of related Unit FF&E.

          Redwood Unit:  Each of Redwood Unit Premises No. 2, Redwood Unit
          ------------
Premises No. 3 or Redwood Unit Premises No. 4 and any Unit Improvements thereon.

          Redwood Unit Premises No. 2:  The specific Unit Premises described as
          ---------------------------
such on Exhibit L.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Redwood Unit Premises No. 3:  The specific Unit Premises described as
          ---------------------------
such on Exhibit L.

          Redwood Unit Premises No. 4:  The specific Unit Premises described as
          ---------------------------
such on Exhibit L.

          Responsible Officer:  The chief or senior financial officer of Agent
          -------------------
and each director of Agent and any other employee of the Agent or, if acting as agent of Agent, any employee of the Guarantor primarily responsible for administering the obligations of Agent hereunder.

          Substantial Completion:  With respect to any Unit, the satisfaction of
          ----------------------
all requirements of Section 6 hereof. In the case of each Redwood Unit, the requirements for Substantial Completion may be satisfied with reference to the Unit Plans for Redwood Phase 2 only.

          Taking:  Any event which is described in paragraph (k) of subsection
          ------
11.3 hereof.

          Tangible Net Worth:  Defined pursuant to subsection 1.2 hereof.
          ------------------

          Title Company:  First American Title Insurance Company, or such other
          -------------
title insurance company as may be specifically approved by Owner in writing, together with such reinsurers or coinsurers of such title company as may be approved by Owner in writing.

          Unit:  Any Unit Premises and any Unit Improvements thereon and related
          ----
Unit FF&E.

          Unit Acquisition Cost:  With respect to any Unit the sum of (a) the
          ---------------------
aggregate amount of advances made pursuant to this Agreement with respect to the Unit except to the extent reimbursed to Owner by Agent and (b) all other costs of Owner (including, without limitation, costs incurred by Agent but reimbursed by Owner) with respect to the Unit (except costs, whether or not such costs may be capitalized pursuant to generally accepted accounting principles, for which Owner has been or chooses, in lieu of capitalization hereunder, to be reimbursed by Agent pursuant to the provisions of subsection 9.5 or Section 12 hereof) arising from the acquisition, construction, equipping, and financing (including, without limitation, Financing Costs and Owner's out-of-pocket expenses and fee obligations in connection therewith) prior to the lease or sublease of the Unit under the Lease. Unit Acquisition Cost shall include an amount paid, by Agent to the party which shall have assigned to Owner its right to purchase the Headquarters Unit Premises, Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit Premises No. 4 in order to terminate any right to sublease the Unit or a portion thereof granted to such party. All costs of Owner related to this Agreement incurred during a calendar year which were not previously allocated to a Unit and not reimbursed by Agent shall be allocated among Units and Parcels of Property (as defined in the Lease) by Owner on or prior to January 10th of the next succeeding year on a pro rata basis based upon the

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


Unit Acquisition Cost for all Units or Acquisition Cost (as defined in the Lease) for all Parcels of Property with respect to which an Initial Advance was made during such previous calendar year, and such allocation by Owner shall be in Owner's sole judgment and shall be conclusive. Unit Acquisition Cost shall not include Owner's rating agency fees, issuing and paying agency fees and audit fees, which expenses shall be reimbursed by Agent pursuant to subsection 9.5 hereof. No Financing Costs will be included in Unit Acquisition Cost with respect to a Unit after such Unit's Designated Effective Date. As of March 7, 1997, the Unit Acquisition Costs of the following Units are:

               Headquarters Unit ..................  $13,100,532
               Redwood Unit Premises No. 2 ........  $ 6,738,193
               Redwood Unit Premises No. 3 ........  $10,443,503
               Redwood Unit Premises No. 4 ........  $ 4,717,773


          Unit Budget:  The budget to be prepared by Agent and delivered to
          -----------
Owner prior to the Initial Advance with respect to any Unit, which budget may include costs relating to such of the following as Agent deems to be appropriate: (a) the installation of Unit FF&E, if any, thereon; (b) all costs, including, without limitation, the purchase price, survey and survey inspection charges, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, title insurance premiums, brokerage commissions, transfer fees and taxes that are customarily the responsibility of the purchaser, closing adjustments for taxes, utilities and the like, escrow and closing fees, recording and filing fees, the legal fees of Owner and Agent, and all related costs and expenses incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit to Agent; (c) the costs of completion of the Unit Improvements in conformity with the Unit Plans, the Construction Agreement or any contracts in replacement thereof, including without limitation, costs of site preparation, acquiring or granting easements necessary for completion of the Unit Improvements, making utility connections, demolition, streets, parking areas, landscaping, development, off-site improvements, design and related construction of the Unit Improvements and related facilities and the costs of necessary studies, surveys, plans and permits, insurance and examination and incidental costs and expenses related thereto incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit and Unit FF&E to Agent; (d) the costs of architects', attorneys', engineers' and other professionals' fees and disbursements, in connection with the development, planning, renovation, construction, and construction financing of the Unit Improvements, including, without limitation, the fees and disbursements of Owner's counsel in connection with this Agreement and the duties of Owner hereunder, the Construction Agreement, and in all other matters involving or reasonably related to this transaction; (e) costs of all charges and assessments for the construction, improvement, maintenance, repair and restoration of streets, roads, walks, sewer, gas, electrical, telephone and water lines and other improvements levied upon the Unit until the Effective Date; (f) the costs of all insurance, real estate, property and excise tax assessments, sales and use taxes on materials used in construction, and other operating and carrying costs paid, accrued, or levied upon the Unit or Owner in connection with the Unit during the period from acquisition of the Unit Premises until the Effective Date for such Unit; (g) costs of Agent's project representatives

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


(inspectors, consultants, etc.) incurred in its capacity as agent for Owner; and
(h) any and all other costs, including, without limitation, estimated capitalization by Owner of Financing Costs, arising from or in connection with the construction period for such Unit Improvements and until the Effective Date for such Unit.

          Unit Completion Date:  With respect to the Headquarters Unit, December
          --------------------
31, 1998 and with respect to any other Unit, such date as shall be agreed to in writing between Owner and Agent (i) in the case of a Redwood Unit, as a condition to the Construction Advance for such Unit (which date shall not, in any event, be later than December 31, 2011), and (ii) in the case of any other Unit, as a condition to the Initial Advance for such Unit.

          Unit FF&E:  The specific items, if any, from the FF&E Specifications
          ---------
which are installed or (if such FF&E Specifications have been acquired by Owner for installation) to be installed in a particular Unit Improvement and for which advances are made by Owner hereunder.

          Unit FF&E Specifications:  The list of specific items chosen from FF&E
          ------------------------
Specifications to be installed with the proceeds of advances hereunder in a particular Unit Improvement.

          Unit Improvements:  The improvements to be constructed on an
          -----------------
individual Unit Premises in accordance with the Unit Plans for the Unit Improvements to be built on such Unit Premises.

          Unit Plans:  The plans and specifications for the construction of any
          ----------
Unit Improvements, including, without limitation, installation of curbs, sidewalks, gutters, landscaping, utility connections (whether on or off the Unit Premises) and all fixtures necessary for construction, operation and occupancy of the Unit and certain equipment to be used in connection therewith, prepared or to be prepared by an architect and Agent and approved by Owner and any Assignee, including such amendments, modifications and supplements thereto as may from time to time be made by Agent; provided, that any subsequent material deviation from the Unit Plans selected for the Unit shall be made only with Owner's and Assignee's prior written consent, which consent shall not be unreasonably withheld or delayed. In the case of each Redwood Unit, separate Unit Plans shall be submitted for acceptance by Owner for each of Redwood Phase 1 and Redwood Phase 2.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Unit Premises:  Each individual parcel of land, in which either a fee
          -------------
interest or a leasehold interest has been acquired by Owner for the construction of Unit Improvements thereon.

          1.2  Other Definitional Provisions.
               -----------------------------

          (a) For purposes of this Agreement, the terms, "Affiliate", "Assignee", "Business Day", "Commercial Paper", "Consent", "Credit Agreement", "Effective Date", "Fixed Charge Coverage Ratio", "Indebtedness", "Insurance Requirements", "Level 1", "Level 2", "Level 3", "Level 4", "Level 5", "Lien", "Mortgageable Ground Lease", "Permitted Liens", "Person" and "Tangible Net Worth" shall have the meanings set forth opposite those terms in the Lease, except that, for purposes of this Agreement, the terms "the Lessor", "the Lessee" and "this Lease" if used in those definitions in the Lease shall be deemed to be the terms "Owner", "Agent" and "this Agreement, respectively, and, if used in those definitions in the Lease, each of the terms "Parcel", "Parcel of Property" and "Property" shall be deemed to be the phrase "Unit Premises and related Unit Improvements" and each of the terms "Unit of Equipment" and "Unit" shall be deemed to be an item of "Unit FF&E".

          (b) All terms defined in this Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

          SECTION 2.  APPOINTMENT OF AGENT

          2.1  Appointment and Duties of Agent.  Subject to the terms hereof,
               -------------------------------
including, without limitation, the requirements of Section 4 hereof, Owner hereby appoints Agent as its agent for selection of Unit Premises for acquisition, as well as for the design, construction, equipping, and installation on each Unit Premises of the Unit Improvements, and, if and to the extent identified in Exhibit G hereto, Unit FF&E and Agent hereby accepts such appointment. Unit Improvements must be of a type permitted to be leased under the Lease, as set forth in Exhibit A to the Lease. Agent agrees all in accordance with its best business judgment and this Agreement to select Unit Premises for acquisition by Owner and to contract for and supervise the good and workmanlike completion of the Unit Improvements and installation of the Unit FF&E on each Unit Premises, suitable for its intended use.

          2.2  Cost and Completion of a Unit.  Owner and Agent agree that (a)
               -----------------------------
the maximum cost for the acquisition of the Headquarters Unit Premises and the construction of the Headquarters Unit Improvements thereon shall be no more than $130,654,240, and the maximum cost for the acquisition of any other Unit Premises and the completion of Unit Improvements thereon shall be such amount as is agreed to in writing between Owner and Agent, and (b) the

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


cost of the Unit FF&E constituting personal property and not fixtures shall be zero with respect to the Headquarters Unit, and shall be such amount as is agreed to in writing between Owner and Agent with respect to any other Unit. Owner and Agent agree that the maximum cost for the acquisition of Unit Premises and the completion of Redwood Phase 1 for Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit Premises No. 4 shall be $10,560,039, $16,314,230 and $7,471,488, respectively, and Owner and Agent agree to complete Redwood Phase 1 for such Units by December 31, 1999 (such date, the "Interim Completion Date"). Agent agrees to effect Substantial Completion of any Unit Improvements on or before the applicable Unit Completion Date. After receiving the Initial Advance with respect to a Unit, Agent may, without Owner's consent, to the extent permitted hereunder, from time to time amend, modify or supplement the Unit Plans, Unit Budget or Unit FF&E Specifications relating thereto; provided that no such amendment, modification or supplement shall increase the Unit Budget to an amount in excess of the maximum cost set forth in this subsection 2.2 or result in a diminution of the value or usefulness for its intended purpose of the Unit or result in a breach under subsection 10.1 of this Agreement or have the result that completion of the Unit Improvements would occur after the Interim Completion Date or Unit Completion Date, as may be applicable. Whether or not the maximum cost for the acquisition of Unit Premises and the construction of Unit Improvements thereon (which costs shall be inclusive of estimated capitalization of Financing Costs by Owner) fixed pursuant to this Section 2.2 shall aggregate an amount in excess of the Available Commitment at any time, Owner's obligation to pay any such costs shall not exceed the Available Commitment. Agent shall promptly deliver to Owner and any Assignee any such amended, modified or supplemented Unit Plans, Unit Budget or Unit FF&E Specifications.

          2.3  Lease of a Unit and Certain Special Provisions Applicable to
               ------------------------------------------------------------
Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit
-------------------------------------------------------------------------
Premises No. 4.
--------------

          (a) Upon Substantial Completion of any Unit Improvements prior to the Designated Effective Date therefor, Agent will deliver to Owner the Certificate of Substantial Completion in the form of Exhibit E hereto with respect to such Unit Improvements (including the AFL Unit Leasing Record), and Agent shall request the Final Advance with respect to such Unit Improvements. If the conditions set forth in Section 6 hereof have been satisfied in the reasonable judgment of Owner, Owner, within five (5) Business Days of receipt of the Certificate of Substantial Completion, a fully completed AFL Unit Leasing Record executed by Agent and the other documents required in Section 6 hereof, shall execute and deliver to Agent such AFL Unit Leasing Record. Such AFL Unit Leasing Record shall have an Effective Date as of the date of execution by Owner of the AFL Unit Leasing Record. The Final Advance shall be made by Owner on the date of execution by Owner of the AFL Unit Leasing Record. Execution and delivery by Agent of the AFL Unit Leasing Record shall constitute (i) acknowledgment by Agent that each Unit included therein is in good condition and has been accepted for lease or sublease by Agent as of the Effective Date of the AFL Unit Leasing Record, (ii) acknowledgment by Agent that each such Unit is subject to all of the covenants, terms and conditions of the Lease, and (iii) certification by Agent that the representations and warranties contained in
Section 2 of the Lease are true and correct on and as of the Effective Date of the AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no (1) Event of Default or,

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


with respect to such Unit, Event of Unit Termination under this Agreement or Event of Default (as defined in the Lease) or (2) Potential Default or, with respect to such Unit, Potential Event of Unit Termination under this Agreement or Potential Default (as defined in the Lease).

          (b) If Substantial Completion of any Unit Improvements will not be effected on or before the Designated Effective Date with respect to such Unit, Agent shall prepare and execute an AFL Unit Leasing Record with respect to such Unit and deliver it to Owner at least seven (7) Business Days prior to the applicable Designated Effective Date. Upon receipt of the AFL Unit Leasing Record, Owner shall execute and deliver to Agent such AFL Unit Leasing Record by such Designated Effective Date. Such AFL Unit Leasing Record shall have an Effective Date as of the date of execution by the Owner. Execution and delivery by Agent of the AFL Unit Leasing Record shall constitute (i) acknowledgement by Agent that the Unit is in good condition taking into account its existing state of construction and has been accepted for lease or sublease by Agent as of the Effective Date of the AFL Unit Leasing Record, (ii) acknowledgement by Agent that the Unit is subject to all of the covenants, terms and conditions of the Lease, (iii) certification by Agent that the representations and warranties contained in Section 2 of the Lease are true and correct in all material respects on and as of the Effective Date of the AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no (1) Event of Default, Event of Default (as defined in the Lease), or, with respect to such Unit, Event of Unit Termination or (2) Potential Default, Potential Default (as defined in the Lease), or, with respect to such Unit, Potential Event of Unit Termination and (iv) certification by Agent that the Unit will achieve Substantial Completion prior to its Unit Completion Date. The failure of Agent to execute and deliver an AFL Unit Leasing Record with respect to such Unit prior to the applicable Designated Effective Date shall constitute an Event of Unit Termination pursuant to paragraph (n) of subsection 11.3 hereof. In the event any Unit is made subject to the Lease prior to achieving Substantial Completion, Owner's obligation to make further advances with respect to such Unit under this Agreement shall continue until the Unit Completion Date for such Unit, subject to Agent's satisfaction of the conditions precedent to such advances contained in this Agreement. Owner, within five (5) Business Days of receipt of a request for an advance and subject to satisfaction of the conditions for such advance contained in this Agreement, shall execute and deliver to Agent the revised AFL Unit Leasing Record for such Unit reflecting the amount of such advance, and Agent, within five (5) Business Days of receipt of such revised AFL Unit Leasing Record, shall sign the revised AFL Unit Leasing Record and return it to Owner, upon which such advance shall occur.

          (c) Notwithstanding the foregoing, but subject to the terms of subsection 3.1 hereof, Agent may, by delivering to Owner a Certificate of Increased Cost, at any time up to three (3) months after the Final Advance has been made with respect to a Unit, request a Completion Advance in order to pay to Agent construction costs that were not the subject of any previous advance. Owner, within five (5) Business Days of receipt and upon Owner's approval of a request for the Completion Advance and the Certificate of Increased Cost, shall execute and deliver to Agent a revised AFL Unit Leasing Record for such Unit reflecting such increased cost, and Agent, within five (5) Business Days of receipt of such revised AFL Unit Leasing Record, shall sign the revised AFL Unit Leasing Record and return it to Owner. The Completion Advance shall be made by Owner upon receipt of the revised AFL Unit Leasing Record signed

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


by Agent.

          (d) Agent acknowledges and agrees that regardless of the Effective Date therefor, in preparing the AFL Unit Leasing Records for the Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit Premises No. 4, the respective Schedule B thereto shall provide for amortization of Acquisition Cost beginning with the initial Basic Rent Payment Date (as defined in the Lease) following the Effective Date on a mortgage amortization basis ending in August, 2038, in each case.

          2.4  Powers of Agent.  Agent shall have the right to act for and on
               ---------------
behalf of Owner with full and complete authority to appear before each applicable Governmental Authority and each land owner's association to resolve issues related to the platting, zoning and use of the Unit Premises, to, so long as no Event of Default has occurred and is continuing, contest on its own and Owner's behalf any proposed taking of a Unit Premises or the amount of any award in connection therewith, to obtain all Permits, to grant and obtain minor easements for the benefit of any Unit Premises or which are deemed reasonably necessary by Agent for the intended use of such Unit Premises, voluntarily to dedicate or convey portions of any Unit Premises for road, highway and other public purposes as required in the good faith judgment of Agent in order to obtain the use of all or part of such Unit Premises for the purposes intended (provided that no such action shall materially adversely affect either the market value of such Unit Premises or the use of such Unit Premises for its intended purpose), appoint, employ and deal with the architects, engineers, consultants and contractors, purchase and arrange for delivery of all materials, supplies, furniture, fixtures, and equipment, and to approve all related vouchers, invoices and statements. Owner agrees, at Agent's request and expense, to confirm to third parties Agent's rights and obligations in this regard. No payment shall be made for any property or services of such architects, engineers, consultants, or contractors relating to the acquisition, construction and equipping of any Unit without the prior approval of Agent, and each amount so approved and paid shall be in accordance with the Unit Budget, and shall be part of the Unit Acquisition Cost of such Unit. If Agent has unreasonably delayed or withheld giving the approvals required to make such payments, Owner may make payments to any architects, engineers, consultants, contractors, vendors or suppliers which are properly due and payable in accordance with the contracts with said parties, and any such payment so made shall be and become a part of the Unit Acquisition Cost of the Unit; provided, however, that Owner shall not make any such payment if it is subject to a Permitted Contest. Agent agrees that, in any contract entered into pursuant to this Agreement in which Owner is identified as an obligor rather than, or in addition to, Agent, the substance of the text of subsection 18.5 hereof shall be included therein.

          SECTION 3.  ADVANCES

          3.1  Agreement to Make Advances.  Subject to the conditions and upon
               --------------------------
the terms herein provided, including, without limitation, that the Available Commitment not be exceeded, Owner agrees to make available to Agent advances from time to time for each Unit up to an aggregate principal amount for such Unit determined in accordance with the Unit Budget

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


for such Unit and not in excess of the maximum amount per Unit set forth in subsection 2.2 hereof. Subject to the terms of this Agreement, Owner agrees to make (a) an Initial Advance with respect to a Unit in accordance with Section 4 of this Agreement, (b) Interim Advances from time to time in accordance with
Section 5 of this Agreement, (c) a Final Advance in accordance with Section 6 of this Agreement and (d) a Completion Advance in accordance with Section 7 of this Agreement. In the event Substantial Completion shall not occur on or before the Designated Effective Date, Agent may request (i) an Interim Advance on such Designated Effective Date pursuant to paragraph (b) of subsection 2.3 hereof and
Section 5 hereof and additional Interim Advances thereafter pursuant to paragraph (b) of subsection 2.3 and Section 5 hereof, (ii) a Final Advance pursuant to paragraph (b) of subsection 2.3 and Section 6 hereof, and (iii) a Completion Advance pursuant to paragraph (c) of subsection 2.3 and Section 7 hereof.

          3.2  Procedure for Advances.  Agent shall give Owner notice in
               ----------------------
accordance with Sections 4, 5, 6 and 7 hereof of its irrevocable request for an advance pursuant to this Agreement, specifying a Business Day on which such advance is to be made and the amount of the advance. Not later than 2:00 P.M. New York time on the date for the advance specified in such notice, provided all conditions to that advance have been satisfied, Owner shall provide to Agent, in immediately available funds, the amount of the advance then requested. Owner shall have no obligation to make advances with respect to a Unit more often than once every thirty (30) days.

          3.3  Determination of Amounts of Advances.
               ------------------------------------

          (a) Initial Advance. The amount of an Initial Advance with respect to a Unit shall be made within the limits of the Unit Budget and in accordance with the Acquisition Certificate, and shall be sufficient to pay in full all acquisition and closing costs of the respective Unit Premises, including, without limitation, the purchase price, survey and survey inspection charges, recording and filing fees, brokerage commissions, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, transfer fees and taxes that are customarily the responsibility of the purchaser, title insurance premiums, closing adjustments for taxes, utilities, and the like, escrow fees, if any, construction materials and existing structures, and the legal fees of Owner and Agent. All such costs for which the Initial Advance is requested shall be specifically set forth in the Unit Budget attached to the Acquisition Certificate, and in the request for the Initial Advance, and Owner shall have no obligation to advance any funds in the Initial Advance which are not so specifically set forth in such documents.

          (b)  Interim Advances.  Disbursements for costs of constructing and
               ----------------
     equipping a Unit shall be within the limits of the Unit Budget, based upon the certifications of the Agent contained in an Interim Advance Certificate. Disbursements may be requested only (a) for costs incurred or
     (b) for costs expected to be incurred not more than sixty (60) days after the date of such Advance. Owner shall have no obligation to make disbursements for the cost of materials not in place, whether stored on or off site.

          (c)  Final Advance.  The amount of the Final Advance shall be made
               -------------
     within

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     the limits of the Unit Budget and in accordance with the Certificate of Substantial Completion, and shall be sufficient, subject to the provisions of paragraph (d) of this subsection 3.3, for payment in full of all costs of designing, furnishing, constructing and equipping the Unit in connection with Substantial Completion of the Unit, free of all Liens other than Permitted Liens. Owner shall have no obligation to make the Final Advance unless Owner is satisfied that all such costs as set forth in the Unit Budget, the Certificate of Substantial Completion, and the request for the Final Advance have been actually incurred, or in the case of punch list items will be incurred, in construction and equipping of the Unit, free of all Liens, except for Permitted Liens and shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget. A Final Advance shall not be available in connection with Redwood Phase 1.

          (d)  Completion Advance. The amount of the Completion Advance shall be
               ------------------
     made in accordance with and shall not exceed the amount set forth in the Certificate of Increased Cost, shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget, and shall be sufficient for payment in full of all costs that were not the subject of any previous advance with respect to such Unit. Owner shall have no obligation to make the Completion Advance unless Owner is satisfied that all such costs were reasonably estimated in the Unit Budget and are adequately set forth in the Certificate of Increased Cost and will be sufficient for payment in full of all costs with respect to such Unit.

          3.4  Partial Advances.  If any or all conditions precedent to any
               ----------------
advance have not been satisfied on the applicable date for a requested advance, Owner, in its sole discretion, and with the consent of Assignee may, but shall have no obligation to, disburse a part of the requested advance.

          SECTION 4. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE WITH RESPECT TO A UNIT

          Owner's acquisition of any Unit Premises and Owner's obligation to make the Initial Advance with respect to a Unit shall both be subject to the satisfaction of the conditions set forth in this Section 4 and to the receipt by Owner and any Assignee of the documents set forth in this Section 4, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner shall have at least seven (7) Business Days to review the Acquisition Certificate and its attachments prior to making any Initial Advance.

          Subject to Exhibit K hereof, the following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

          (a)  Lease and Guaranty.  With respect to the first advance only under
               ------------------
     this Agreement, a fully executed copy of the Lease and a fully executed copy of the Guaranty.

          (b)  Acquisition Certificate.  A duly executed copy of the Acquisition
               -----------------------
     Certificate.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          (c) Deed.  Where fee title is being acquired by Owner, a photocopy of
              ----
     the executed purchase and sale agreement and the warranty deed, or, in the case of Unit Premises located in California, the grant deed to be executed and delivered at the closing of the acquisition of Owner's fee interest in such Unit Premises, conveying marketable title to Owner, free of all Liens other than Permitted Liens. For purposes of the Initial Advance, Permitted Liens shall not include any mechanics' liens or materialmen's liens, or any
                 ---
     taxes, assessments, governmental charges or levies, except to the extent that such taxes, assessments, governmental charges or levies are due and payable but not yet delinquent, and have been properly apportioned with the seller at closing.

          (d) Memorandum of Lease Agreement.  Two original counterparts of a
              -----------------------------
     memorandum of lease agreement in the appropriate form for recording in the jurisdiction in which the Unit Premises are located, executed by Agent, as lessee, and otherwise reasonably acceptable to Owner and Assignee.

          (e) Ground Lease.  Where a leasehold interest is being acquired by
              ------------
     Owner, an original of each Ground Lease, including a true and complete copy of the metes and bounds legal description of the Unit Premises, intended to be executed and delivered at the closing of the acquisition of Owner's leasehold interest, in a form approved by Owner, and complying and certified by Agent as complying in all respects with this Agreement and with Section 29 of the Lease, and not subject to any Liens other than Permitted Liens, along with a memorandum of ground lease in statutory recordable form and any necessary estoppel certificates, recognition and attornment agreements, confirmations, and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease. For purposes of the Initial Advance, Permitted Liens shall not include any taxes, assessments, governmental charges or levies, except to the extent that such taxes, assessments, governmental charges or levies are due and payable but not yet delinquent.

          (f) Taxes.  Certification by Agent that all past and current taxes and
              -----
     assessments (excluding those which are due and payable but not yet delinquent) applicable to the Unit Premises have been paid in full.

          (g) Title Insurance Policy.  Satisfactory evidence that Owner shall
              ----------------------
     receive at closing either (i) an ALTA owner's policy (which, if available in the state in which the Unit Premises are located, may be issued as a joint protection policy simultaneously insuring both Owner's interest and Agent's interest in such Unit Premises, provided that Agent shall deliver to Owner in connection with the Acquisition Certificate for such Unit Premises a letter executed by Agent in which Agent explicitly agrees to the conditions set forth on Exhibit J of this Agreement) with a pending improvements clause, or (ii) a construction binder marked at closing for the benefit of Owner and Assignee, constituting the irrevocable commitment of the Title Company to issue a joint protection policy simultaneously insuring both Owner's and Agent's interest in such Unit Premises in accordance with the conditions of (i) above and upon completion of the Unit Improvements, in each case issued by the Title Company with respect to the Unit Premises in the amount of the total Unit Budget, acceptable to Owner and Assignee in all

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     respects (including such additional endorsements as may be reasonably requested by Owner or Assignee), together with legible photocopies of all underlying documents of record affecting the Unit Premises. Owner shall have received evidence satisfactory to it that all premiums in respect of such policies have been paid at the closing of title, which policy or binder shall provide the substantive coverage contemplated to be provided above.

          (h) Survey.  A current survey of the Unit Premises certified to Owner
              ------
     and Assignee by an independent, licensed registered public land surveyor, and dated a date within ninety (90) days prior to the date of the Initial Advance. Such survey shall show the following: (i) lot lines of the Unit Premises shown in metes and bounds, and the lines of streets abutting the Unit Premises and the width thereof; (ii) all access and other easements appurtenant to or used in connection with the Unit Premises; (iii) all roadways, paths, driveways, easements, set-backs, encroachments and overhanging projections and similar encumbrances affecting the Unit Premises, whether recorded, apparent from a physical inspection of the Unit Premises, or otherwise known to the surveyor; (iv) any encroachments on any adjoining property by the building structures and improvements on the Unit Premises; and (v) if the Unit Premises are described by reference to a filed map, a legend relating the survey to said map.

          (i) Site Plan.  A site plan prepared by Agent showing the proposed
              ---------
     location of the Unit Improvements to be constructed on the Unit Premises.

          (j) Availability of Utilities.  Certification by Agent that all
              -------------------------
     utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) (i) which are necessary and required during the construction period have been completed or will be available in such a manner as to assure Owner that construction will not be impeded by a lack thereof and (ii) which are necessary for operation and occupancy of the Unit are or will be completed in such a manner and at such a time as will assure the opening and operation of the Unit on or before the Unit Completion Date.

          (k) Flood Zone.  A certification by the surveyor or an official of an
              ----------
     appropriate Governmental Authority as to whether the Unit Premises are located in a flood plain.

          (l) Permits.  All Permits and governmental approvals required for the
              -------
     construction of the Unit Improvements have been or will be issued or obtained in such a manner as to assure Owner that construction will not be impeded by a lack thereof and all Permits and governmental approvals required therefor which have been issued or obtained are in full force and effect.

          (m) Opinion of Counsel for Agent.  With respect to the first advance
              ----------------------------
     only under this Agreement, an opinion of Nossaman, Guthner, Knox & Elliott, counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee and, with respect to an Initial Advance with respect to a Unit Premises in a state in which no Unit

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     Premises has previously been acquired under this Agreement, an opinion of local counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee. With respect to an Initial Advance for a Unit Premises in a state in which such opinion of local counsel for Agent has previously been delivered, if Owner and Assignee have reason to believe that the laws of such state have changed since the date of the previous local counsel opinion for Agent in such state, then an opinion of local counsel for Agent shall be delivered, in form and substance reasonably satisfactory to Owner and Assignee.

          (n)  Opinion of Counsel for Guarantor.  With respect to the first
               --------------------------------
     advance only under this Agreement, an opinion of Nossaman, Guthner, Knox & Elliott, counsel for Guarantor, in form and substance satisfactory to Owner and Assignee.

          (o)  Construction Agreement. A fully executed and complete copy of the
               ----------------------
     Construction Agreement, if any.

          (p)  Unit Plans. A copy of the Unit Plans satisfactory to Owner and
               ----------
     Assignee.

          (q)  Unit Budget. A copy of the Unit Budget and certification by Agent
               -----------
     that such Unit Budget is (i) true, complete and correct, (ii) accurately representative of all expected costs of the Unit and (iii) within the dollar limits set forth in the first sentence of subsection 2.2 hereof.

          (r)  Certificates of Insurance.  Certificates of insurance or other
               -------------------------
     evidence reasonably acceptable to Owner certifying that the insurance then carried or maintained on the Unit required by subsection 9.3 hereof complies with the terms of such subsection.

          (s)  Request for Advance.  A duly executed AIA Document G722 (or
               -------------------
     substantially similar document), stating the total amount of the Initial Advance requested, the date on which the advance is to be made, the name, address and, if applicable, the escrow reference number of the escrow or closing agent or party to whom the Initial Advance is to be tendered, wiring instructions and an itemization of the various costs constituting the amount of the Initial Advance in such detail as will be necessary to provide disbursement instructions to the escrow or closing agent, including, specifically, an accounting of all expenditures for costs shown on the Unit Budget for which payment or reimbursement is being requested with respect to the Unit.

          (t)  Continuing Representations of Guarantor.  All representations and
               ---------------------------------------
     warranties made in the Guaranty are and remain true and correct on and as of the date of the Initial Advance as if made on and as of the date of the Initial Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

          (u)  Unit FF&E Specifications. If applicable, a true and complete copy
               ------------------------
     of the Unit FF&E Specifications with respect to the Unit.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          (v)  Environmental Affidavit and Report. An environmental affidavit in
               ----------------------------------
     the form of Exhibit H hereto, duly executed by Agent, and an environmental report certified to Owner and any Assignee and satisfactory to Owner and any Assignee in all respects, prepared by a reputable environmental consulting or environmental engineering firm acceptable to Owner and Assignee which addresses the matters set forth on Exhibit I hereto. If Owner or Assignee shall reasonably require additional assurance as to any matter or matters contained or not adequately addressed in such environmental report, Owner or Assignee may require that a supplemental or additional environmental report with respect to such matter or matters, satisfactory to Owner and Assignee in all respects, be delivered.

          (w)  Use of Proceeds, No Liens and Representations of Agent.  (i) All
               ------------------------------------------------------
     costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Unit Premises of which Agent has knowledge that are not Permitted Liens, (iii) all representations and warranties made in this Agreement, in the Lease, and in connection with the Initial Advance, are and remain true and correct on and as of the date of the Initial Advance and (iv) no Event of Default, Potential Default or, with respect to the Unit for which the Initial Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

          (x)  Additional Matters.  Such other documents and legal matters in
               ------------------
     connection with a request for an Initial Advance as are reasonably requested by Owner and Assignee.

          (y)  Designated Effective Date.  Agent and Owner shall have agreed as
               -------------------------
     to the Designated Effective Date and the Unit Completion Date for such Unit, as evidenced by Agent's and Owner's execution of the Acquisition Certificate as to such matter.

          SECTION 5. CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES AFTER THE INITIAL ADVANCE WITH RESPECT TO A UNIT

          Owner's obligation to make any Interim Advance with respect to a Unit after the Initial Advance with respect to such Unit shall be subject to the satisfaction of the conditions set forth in this Section 5 and to the receipt by Owner and any Assignee of the documents set forth in this Section 5, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner shall have at least seven (7) Business Days to review the Interim Advance Certificate and its attachments prior to making any Interim Advance.

          The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

          (a)  Interim Advance Certificate.  A duly executed Interim Advance
               ---------------------------

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     Certificate.

          (b)  Continuing Representations of Agent.  All representations and
               -----------------------------------
     warranties made in this Agreement, in the Lease, and in connection with the Interim Advance, are and remain true and correct on and as of the date of the Interim Advance as if made on and as of the date of the Interim Advance and no Event of Default, Potential Default or, with respect to the Unit for which such Interim Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

          (c)  Continuing Representations of Guarantor.  All representations and
               ---------------------------------------
     warranties in the Guaranty are and remain true and correct on and as of the date of the Interim Advance as if made on and as of the date of such Interim Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

          (d)  Satisfactory Title.  A notice of title continuation or an
               ------------------
     endorsement to the title insurance policy indicating that since the last disbursement, there have been no changes in the state of title, except Permitted Liens and no additional survey exceptions not theretofore specifically approved in writing by Owner and, if such Unit Premises are subject to a Ground Lease, an estoppel certificate confirming that there are no defaults under the Ground Lease, and such other information as may be requested by Owner or Assignee.

          (e)  Construction Progress.  If required by Owner or any Assignee,
               ---------------------
     Owner shall have received and approved (i) an inspection report from an independent party satisfactory to Owner or any Assignee, if any, covering conformity of the work to the Unit Plans, quality of work completed, percentage of work completed and (ii) true copies of unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or any Assignee may reasonably request.

          (f)  Evidence of Compliance.  Agent shall furnish Owner and any
               ----------------------
     Assignee with such additional or updated documents, reports, certificates, affidavits and other information, in form and substance satisfactory to Owner and any Assignee in its reasonable judgment, as Owner and any Assignee may reasonably require to evidence compliance by Agent with all of the provisions of this Agreement.

          (g)  Request for Advance and Reconciliation.  A duly executed AIA
               --------------------------------------
     Document G722 (or a substantially similar document), stating the total amount of the Interim Advance requested, the date on which such Interim Advance is to be made, and a specific breakdown of items and costs for which the Interim Advance is being made. Costs may be included in an Interim Advance request only to the extent previously incurred by Owner or by Agent on behalf of Owner or to the extent they will be so incurred within the

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     following sixty (60) days. In addition, each Interim Advance request shall identify, with respect to the immediately preceding Interim Advance, any costs for which such preceding Advance was made prior to the incurrence thereof and shall provide evidence reasonably satisfactory to Owner to establish, as a condition to such new Advance, that the amounts received in the prior Advance for payment of costs prior to the incurrence of such costs were utilized for the purposes identified in the Interim Advance request. In the event that prior to expending the proceeds of any Interim Advance for costs that as of the date such Advance was made had not been incurred, the Agent determines not to utilize such proceeds for such purpose, the Agent shall notify the Owner and either reimburse such proceeds to the Owner or with the consent of the Owner amend the request for Advance to provide that such proceeds will be expended in respect of other specified Unit Acquisition Costs. All amounts disbursed by Owner shall be included in Unit Acquisition Cost unless and until reimbursed to Owner.

          (h)  No Other Security Interests.  All materials and fixtures
               ---------------------------
     incorporated in the construction of the Unit Improvements have been purchased so that title thereto or a leasehold interest therein, as the case may be, shall have vested in Owner immediately upon delivery thereof to the Unit Premises, except for Permitted Liens, and Agent shall have produced and furnished, if required by Owner, the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto or a leasehold interest therein is claimed.

          (i)  Statement of Expenditures. At Owner's request,Agent shall supply
               -------------------------
     Owner and any General Contractor with a statement setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor, subcontractor or Person furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements.

          (j)  Revised AFL Unit Leasing Record. If such Interim Advance is being
               -------------------------------
     made after the Designated Effective Date for such Unit, a revised AFL
     Unit Leasing Record pursuant to Section 2.3(b) hereof.

          (k)  Exhibit K Conditions. As a condition to any Interim Advance for
               --------------------
     Unit Acquisition Costs included in Redwood Phase 2 for any Redwood Unit, Agent shall have met the conditions set forth in Exhibit K applicable thereto.

          (l)  License Conditions.  In the case of a Redwood Unit, if the Agent
               ------------------
     wishes to obtain the rights provided in Section 20(a) hereof, Redwood Phase 1 of such Unit shall have been completed and the conditions set forth in
     Section 6(c), 6(d), 6(e), 6(g) and 6(h) shall be satisfied in respect of Redwood Phase 1 for such Unit.

          SECTION 6. CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO A UNIT

          Owner's obligation to make the Final Advance with respect to a Unit shall be

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


subject to the satisfaction of the conditions set forth in this Section 6 and to the receipt by Owner and any Assignee of the documents set forth in this Section 6, in each case in form and substance reasonably satisfactory to Owner and any Assignee. When all of the conditions set forth in this Section 6 shall have been satisfied to the reasonable satisfaction of Owner and any Assignee, Substantial Completion of a Unit shall be deemed to occur. Owner shall have at least seven
(7) Business Days to review the Certificate of Substantial Completion and its attachments prior to making a Final Advance.

          The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

          (a)  Certificate of Substantial Completion.  A duly executed
               -------------------------------------
     Certificate of Substantial Completion.

          (b)  Satisfactory Title.  A notice of title continuation issued by the
               ------------------
     Title Company policy indicating that since the Initial Advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions not theretofore specifically approved in writing by Owner and, if such Unit Premises are subject to a Ground Lease, an estoppel certificate from the ground lessor certifying that there are no defaults under the Ground Lease, and such other information as may be requested by Owner or Assignee at least three (3) Business Days prior to the making of a Final Advance.

          (c)  Construction and Equipping of the Unit.  The Unit Improvements
               --------------------------------------
     (including all interior finish work, but exclusive of punch list items) have been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent and all Unit FF&E for that Unit has been installed and conforms in all material respects to the Unit FF&E Specifications and are accepted by Agent. Agent shall deliver to Owner and any Assignee a specific itemization of all items of Unit FF&E installed in such Unit.

          (d) Permits. All Permits and governmental approvals necessary for
              -------
     the occupancy and primary use and operation of the Unit have been issued or obtained .

          (e)  Liens.  The Unit, including interior finish work, has been
               -----
     completed as contemplated in paragraph (c) above, free of all Liens, except for Permitted Liens (all of which are to be itemized as to the nature, amount, claimant and status), and there are no current Permitted Contests with respect to the Unit (or, if any, the nature, amount, claimant and status thereof).

          (f)  Final Survey. A final as-built survey, certified to Owner and any
               ------------
     Assignee by an independent, licensed registered public land surveyor, with a metes and bounds description of the perimeter of the Unit Premises, and showing the completed Unit Improvements, all easements on the Unit Premises, and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     Premises. No encroachments are to exist by the Unit Improvements or on the Unit Premises other than those that are Permitted Liens or that may have been consented to by Owner and all set-back requirements have been complied with. If any discrepancies exist between the legal description set forth on the survey delivered pursuant to paragraph (h) of Section 4 hereof and the legal description set forth on the final as-built survey, Owner and Agent shall cooperate in amending the legal descriptions in all recorded documents creating or affecting the Unit Premises, including, without limitation, any easements, to reflect the correct as built description.

          (g)  Utilities.  Direct connection has been made to all appropriate
               ---------
     utility facilities and the Unit Improvements are ready for occupancy and operation.

          (h)  Flood Zone.  If the Unit Premises are located in a flood plain, a
               ----------
     policy of flood insurance in an amount equal to the lesser of (A) the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended, or (B) the amount of the Unit Acquisition Cost for the Unit, unless Agent is self-insured for such risks as permitted in the Lease.

          (i)  Continuing Representations of Agent.  All representations and
               -----------------------------------
     warranties made in this Agreement, in the Lease, and in connection with the Final Advance are to remain true and correct on and as of the date of the Final Advance as if made on and as of the date of the Final Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

          (j)  Continuing Representations of Guarantor.  All representations and
               ---------------------------------------
     warranties made in the Guaranty are and remain true and correct on and as of the date of the Final Advance as if made on and as of the date of the Final Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

          (k)  AFL Unit Leasing Record.  An AFL Unit Leasing Record prepared and
               -----------------------
     duly executed by Agent.

          (l)  Request for Advance.  A duly executed AIA Document G722 (or a
               -------------------
     substantially similar document), stating the total amount of the Final Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Final Advance is to be made. The Final Advance shall only be made for costs previously incurred.

          (m)  AFL Unit Leasing Record.  If the advance is being made before the
               -----------------------
     Designated Effective Date, an AFL Unit Leasing Record prepared and duly executed by

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     Agent, or if after the Designated Effective Date, a revised AFL Unit Leasing Record prepared and duly executed by Agent.

          SECTION 7. CONDITIONS PRECEDENT TO THE COMPLETION ADVANCE WITH RESPECT TO A UNIT

          Owner's obligation to make the Completion Advance with respect to a Unit shall be subject to the satisfaction of the conditions set forth in this
Section 7 and to the receipt by Owner and any Assignee of the documents set forth in this Section 7, in each case in form and substance reasonably satisfactory to Owner and Assignee. The proceeds of the Completion Advance shall be used to pay in full all costs relating to completion of such Unit for which Agent has received invoices subsequent to such Effective Date. Owner shall have at least seven (7) Business Days to review the Certificate of Increased Cost and its attachments prior to making the Completion Advance.

     The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

          (a)  Certificate of Increased Cost.  A duly executed Certificate of
               -----------------------------
     Increased Cost.

          (b)  Continuing Representations of Agent.  All representations and
               -----------------------------------
     warranties made in this Agreement, in the Lease, and in connection with the Completion Advance are and remain true and correct on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Completion Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

          (c)  Continuing Representations of Guarantor.  All representations and
               ---------------------------------------
     warranties made in the Guaranty are and remain true and correct on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

          (d)  Request for Advance.  A duly executed AIA Document G722 (or a
               -------------------
     substantially similar document), stating the total amount of the Completion Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Completion Advance is to be made.

          (e)  Revised AFL Unit Leasing Record.  A revised AFL Unit Leasing
               -------------------------------
     Record prepared by Agent pursuant to subsection 2.3(b) hereof.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          SECTION 8.  REPRESENTATIONS AND WARRANTIES OF AGENT

          Agent represents and warrants to Owner now and on the date of each advance that:

          8.1  Corporate Matters.  Agent (i) has been duly incorporated and is
               -----------------
validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Lease, this Agreement, any Consent and the Construction Documents and (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification.

          8.2  Power and Authority.  The consummation of the transactions herein
               -------------------
contemplated and the performance and observance of Agent's obligations under this Agreement and any Consent have been, and the Construction Documents have been or will be, duly authorized by all necessary corporate action on the part of Agent. The execution, delivery and performance by Agent of this Agreement, any Consent and the Construction Documents will not result in any violation of any term of the articles of incorporation or the by-laws of Agent, do not require stockholder approval or the approval or consent of any trustee or holders of indebtedness of Agent except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of Agent under, any indenture, mortgage or other agreement or instrument to which Agent is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over Agent or any of its activities or properties.

          8.3  Binding Agreement.  Each of this Agreement and any Consent has
               -----------------
been, and each of the Construction Documents will be, duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of this Agreement and any Consent by Owner and the Construction Documents by the parties thereto other than Agent, this Agreement and any Consent are, and each of the Construction Documents when executed and delivered will be, legal, valid and binding obligations of Agent, enforceable according to their terms.

          8.4  No Litigation.  There is no action, suit, proceeding or
               -------------
investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or threatened against or affecting Agent or Guarantor or any property or rights of Agent or Guarantor which questions the enforceability of this Agreement, which affects any Unit Premises, Unit Improvements, Unit FF&E, or Unit, which may have a material adverse impact on the financial condition, business, operations or property of Agent or Guarantor or which, if adversely determined, would materially impair the ability of Agent to perform its obligations hereunder or under any of the Construction Documents or of Guarantor to perform its obligations

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


under the Guaranty.


          8.5  Consents, Approvals, Authorizations, Etc. There are no consents,
               ----------------------------------------
permits, licenses, orders, authorizations, approvals, waivers, extensions or variances of, or notices to or registrations or filings with (each a "Governmental Action"), any Governmental Authority or public body or authority which are or will be required in connection with the valid execution, delivery and performance of this Agreement, any Consent and the Construction Documents, or any Governmental Action (i) which is or will be required in connection with any participation by Owner in the transaction contemplated by any bill of sale, deed, assignment, assumption, ownership agreement, or operating agreement relating to any Unit Premises, Unit Improvements, Unit FF&E or Unit or (ii) which is or will be required to be obtained by Owner, Agent, Merrill, Merrill Leasing, any Assignee or an Affiliate of the foregoing, during the term of this Agreement, with respect to any Unit Premises, Unit Improvements, Unit FF&E or Unit except such Governmental Actions, (A) as have been duly obtained, given or accomplished, with true copies thereof delivered to the Lessor, and (B) as may be required by applicable law not now in effect.

          8.6  Compliance with Legal Requirements and Insurance Requirements.
               -------------------------------------------------------------
The construction, operation, use, and physical condition of each Unit Premises, the Unit Improvements, Unit, and item of Unit FF&E comply with all Legal Requirements and Insurance Requirements.

          8.7  No Default.  Neither Agent nor Guarantor is in violation of or in
               ----------
default under or with respect to any Legal Requirement in any respect which could be materially adverse to the business, operations, properties or financial or other condition of Agent or Guarantor, or which could materially adversely affect the ability of Agent to perform its obligations under this Agreement or any of the Construction Documents or of the Guarantor to perform its obligations under the Guaranty.

          8.8  Ownership; Liens.  No Unit Premises, Unit Improvements, Unit
               ----------------
FF&E, or Unit is subject to any Lien, except for Permitted Liens.

          8.9  Financial Statements.  Agent has furnished to Owner copies of
               --------------------
Guarantor's Annual Report on Form 10-K for the year ended March 31, 1994, and Guarantor's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1994 and September 30, 1994. The financial statements contained in such documents fairly present the financial position, results of operations and statements of cash flows of Guarantor as of the dates and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

          8.10 Changes.  Since January 31, 1995, in the case of the Agent, and
               -------
March 31, 1994, in the case of the Guarantor, there has been no material adverse change in the financial condition or business of Agent or of Guarantor, nor any change which would materially impair the ability of Agent to perform its obligations under this Agreement or any of the Construction Documents or which would materially impair the ability of Guarantor to perform its obligations under the Guaranty.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          8.11 Suitability of Each Unit Premises.  Each Unit Premises is
               ---------------------------------
suitable in all material respects (including, without limitation, ground conditions, utilities, and condition of title) for the construction of the related Unit Improvements.


          8.12 ERISA.  Agent has not established and does not maintain or
               -----
contribute to any employee benefit plan that is covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time.

          8.13 Ground Lease.  Each Ground Lease is a Mortgageable Ground Lease
               ------------
except to the extent agreed to in writing by Owner and Assignee, and is in full force and effect and has not been modified, amended or changed in any manner that has not been disclosed in writing to Owner and any Assignee, nor is there any material default under any Ground Lease nor event which, with the giving of notice or the passage of time or both, would constitute a default under such Ground Lease, nor to the best knowledge of Agent has any party under any Ground Lease commenced any action or given or received any notice for the purpose of terminating any Ground Lease, and all rents, additional rents and other sums due and payable under the Ground Lease have been paid in full.

          8.14 Status of Agent.  All of Agent's common stock is owned
               ---------------
beneficially and of record by Guarantor.

          SECTION 9.  AFFIRMATIVE COVENANTS

          Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall keep and perform fully each and all of the following covenants:

          9.1  Performance under Other Agreements.  Agent shall duly perform and
               ----------------------------------
observe all of the covenants, agreements and conditions on its part to be performed and observed hereunder and shall duly perform and observe all of the covenants, agreements and conditions on its part which it is obligated to perform or observe under the Construction Documents and all other agreements related to each Unit.

          9.2  No Encroachments.  The Unit Improvements shall be constructed
               ----------------
entirely on the related Unit Premises and shall not encroach upon or overhang (unless consented to by the affected property owner) any easement or right-of-way or the land of others, and when erected shall be wholly within any building restriction lines, however established. Upon request of Owner, Agent shall furnish from time to time satisfactory evidence of compliance with the foregoing covenants, including, without limitation, a survey prepared by a registered surveyor or engineer. If any discrepancies exist between the legal description set forth on the survey described in Section 4(h) hereof and the final as-built survey described in Section 6(f) hereof, Owner and Agent shall cooperate, at Agent's expense, in amending the legal descriptions in all recorded documents creating or encumbering or otherwise affecting the Unit Premises, including, without limitation, any easements, to reflect the correct as-built description.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          9.3  Insurance.
               ---------

               (a)  Insurance with respect to each Unit Premises, the Unit
                    ------------------------------------------------------
     Improvements, Unit FF&E and Unit.  Agent will maintain or cause to be
     --------------------------------
     maintained on each Unit Premises, the Unit Improvements, Unit FF&E and Unit insurance of the same types, in the same amounts and on the same terms and conditions as the insurance required by paragraph (c) and paragraphs (f) through (1) of Section 10 of the Lease, except that the terms "Owner", "Agent" and "this Agreement" shall substitute for the terms "the Lessor", "the Lessee" and "this Lease", respectively, the phrase "Unit Premises, Unit Improvements, Unit FF&E and Unit" shall substitute for the phrase "Parcel of Property", and references to "Equipment" or "Unit of Equipment" shall be deemed deleted, and the phrase "Unit Acquisition Cost" shall substitute for the phrase "Adjusted Acquisition Cost"; provided, that in
                                                            --------
     lieu of the insurance required by paragraph (c)(i) of Section 10 of the Lease, Agent shall maintain or cause to be maintained All Risk Builders' Risk Completed Value Non-Reporting Form Insurance, including collapse coverage and fire insurance with extended coverage, in an amount not less than one hundred percent (100%) of the completed insurable value of the respective Unit Improvements and Unit FF&E. The term "completed insurable value" as used herein means the actual replacement cost, including the cost of debris removal, but excluding the cost of constructing foundation and footings.

          (b) Agent covenants that it will not use, carry on construction with respect to, or occupy any Unit or permit the use, construction, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E or Unit at a time when the insurance required by paragraph (a) of this subsection is not in force with respect to such Unit Premises, Unit Improvements, Unit FF&E or Unit.

          9.4  Inspection of Books and Records.  Upon reasonable notice, Owner
               -------------------------------
or Assignee or any authorized representatives of either of them, shall have the right of entry and free access to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and the right to inspect all work done, labor performed and materials furnished in and about each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and at reasonable times the right to inspect all books, contracts and records of Agent relating to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit.

          9.5  Expenses.  Agent shall pay upon demand all obligations, costs and
               --------
expenses incurred by Owner with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder and the prosecution or defense of any action or proceeding or other litigation affecting Agent or any Unit Premises, Unit Improvements, Unit FF&E or Unit, including (without limiting the generality of the foregoing) all Financing Costs not capitalized by Owner in Unit Acquisition Cost and amounts required to reimburse Owner for its obligations, costs and expenses arising in connection with the termination of any Credit Agreement (whether as a result of a default thereunder or otherwise), costs incurred in connection with terminating and obtaining Owner's equity financing, costs incurred in connection with obligations of Owner under or in respect of any interest rate swap,

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


cap, collar or other financial hedging arrangement, including, without limitation, costs incurred by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates, title and conveyancing charges, recording and filing fees and taxes, title search fees, rent under the Ground Leases, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), brokerage commissions, finders' fees, placement fees, court costs, surveyors', photographers', appraisers', architects', engineers', rating agencies', accountants' and reasonable attorneys' fees and disbursements, and will reimburse to Owner all expenses paid by Owner of the nature described in this subsection 9.5 which have been or may be incurred by Owner with respect to any and all of the transactions contemplated herein. In the event Agent shall fail to reimburse Owner within ten
(10) Business Days after presentation of a bill and demand for payment therefor, Owner may pay or deduct from the advances to be made any of such expenses and any proceeds so applied shall be deemed advances under this Agreement, and deducted from the total funds available to Agent under this Agreement. Notwithstanding anything to the contrary contained in the foregoing, Agent shall not be required to reimburse Owner for any of the foregoing obligations, costs and expenses which constitute properly capitalizable costs and which Owner has agreed to capitalize and to include as an element of the Unit Acquisition Cost of a Unit, provided there is sufficient Available Commitment to allow the Owner to pay such obligations, costs and expenses. Expenses incurred by Owner (including, without limitation, Financing Costs) in financing obligations, costs and expenses pending allocation as a capitalized cost to a Unit shall be payable by Agent hereunder, if not capitalized by Owner. Agent shall pay to any limited partner of Owner an amount equal to commitment fees incurred by any limited partner of Owner in connection with borrowing from a bank amounts to be invested by such limited partner in Owner.

          9.6  Certificates: Other Information.  Agent shall furnish to Owner:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 9.6(b) hereof, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, Agent during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and in the Construction Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Event of Default or Potential Default or Event of Unit Termination or Potential Event of Unit Termination except as specified in such certificate;

          (b) from time to time, (i) promptly upon their becoming available, and, in any event, not more than 120 days after the end of each fiscal year of the Guarantor, copies of Guarantor's Annual Reports on Form 10-K, and, promptly upon their becoming available, and, in any event, not more than sixty (60) days after the end of each fiscal quarter of the Guarantor, copies of the Guarantor's Quarterly Reports on Form 10-Q and, promptly upon filing, any other reports it files with the Securities and Exchange Commission, (ii) promptly, and in any event within five (5) Business Days upon request, such other information with respect to Agent's and Guarantor's operations, business, property, assets,

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     financial condition or litigation as Owner or any Assignee shall reasonably request, (iii) promptly, and in any event within five (5) Business Days after a Responsible Officer of Agent obtains knowledge of any Event of Default or Potential Default or Event of Unit Termination or Potential Event of Unit Termination, a certificate of a Responsible Officer of Agent specifying the nature and period of existence of such Event of Default or Potential Default or Event of Unit Termination or Potential Event of Unit Termination, and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, (iv) promptly, and in any event within five (5) Business Days after a Responsible Officer of Agent obtains knowledge of any material adverse change in the financial condition or business of Agent or Guarantor or of any litigation of the type described in subsection 8.4 hereof, a certificate of a Responsible Officer of Agent describing such change or litigation as the case may be, (v) promptly, and in any event within five (5) Business Days after a Responsible Officer of Agent obtains knowledge of any and all Liens other than Permitted Liens on any Unit Premises, Unit Improvements, Unit FF&E, or Unit, a detailed statement of a Responsible Officer describing each such Lien and (vi) within thirty (30) days of the close of each fiscal quarter, a certificate of a Responsible Officer of Agent which states the applicability to the Guarantor of Level 1, Level 2, Level 3, Level 4, or Level 5, as the case may be and the Guarantor's Tangible Net Worth and Fixed Charge Coverage Ratio. As used in this paragraph the words "obtains knowledge" are intended to mean the receipt of such evidence as to permit a judgment to be formed that an event has occurred.

          9.7  Conduct of Business and Maintenance of Existence.  Agent shall
               ------------------------------------------------
preserve, renew and keep in full force and effect its corporate existence (except as otherwise permitted herein), and take all reasonable action to maintain all rights, privileges and franchises material to the conduct of its business, and comply with all Legal Requirements; provided, however, that nothing contained in this subsection 9.7 shall prevent Agent from ceasing or omitting to exercise any rights, privileges or franchises which in the reasonable judgment of Agent can no longer be profitably exercised or prevent Agent from selling, abandoning or otherwise disposing of any property, the retention of which in the reasonable judgment of Agent is inadvisable to the business of Agent, or prevent any liquidation of any subsidiary of Agent, or any merger, consolidation or sale, permitted by the provisions of subsection 10.2 hereof.

          9.8  Notices.  Agent shall give notice to Owner promptly upon, and in
               -------
any event not more than five (5) Business Days after, the occurrence of:


          (a) any litigation or proceeding affecting any Unit Premises, Unit Improvements, Unit FF&E, or Unit in which the amount of damages requested exceeds $100,000 or more and is not covered by insurance or in which injunctive or similar relief is sought;

          (b) any notice given by or to Agent pursuant to any of the Construction Documents that a default has occurred thereunder;

          (c) any condition which results or is reasonably likely to result in a Force

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


 Majeure Delay in completion of the Unit Improvements; and

          (d)  notices received from the lessor under any Ground Lease.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, Agent proposes to take with respect thereto.

          9.9  Legal Requirements and Insurance Requirements.  Agent shall
               ---------------------------------------------
comply with every Insurance Requirement and Legal Requirement affecting (i) the execution, delivery and performance of this Agreement and the Construction Documents and (ii) any Unit Premises, Unit Improvements, item of Unit FF&E or Unit; and Agent will not do or permit any act or thing which is contrary to any Insurance Requirement or which is contrary to any Legal Requirement, or which might impair, other than in the normal use thereof, the value or usefulness of any Unit Premises, Unit Improvements, item of Unit FF&E or Unit.

          9.10 Payment of Taxes.  With respect to any Unit Premises, Unit
               ----------------
Improvements, Unit FF&E, or Unit, Agent shall make all required reports to the appropriate taxing authorities and shall pay during the term of this Agreement the taxes that Agent would be required to pay if such Unit Premises, Unit Improvements or Unit was a Parcel of Property under paragraph (c) of Section 9 of the Lease. Payment of such taxes shall be on the terms set forth in paragraph (c) of Section 9 of the Lease.

          9.11 Filings, Etc.  Agent shall promptly and duly execute, deliver,
               ------------
file, and record, at Agent's expense, all such documents, statements, filings, and registrations, and take such further action as Owner shall from time to time reasonably request in order to establish, perfect and maintain Owner's title to and interest in any Unit Premises, Unit Improvements, Unit FF&E and any Unit and any Assignee's interest in this Agreement, any Unit Premises, Unit Improvements, Unit FF&E or any Unit as against Agent or any third party in any applicable jurisdiction.

          9.12 Use of Proceeds.  The proceeds of each advance shall be used by
               ---------------
Agent for payment of costs specified in the applicable request for the advance and in accordance with the respective Unit Budget.

          9.13 Compliance with Other Requirements.  Agent shall use every
                ----------------------------------
precaution to prevent loss or damage to any Unit Premises, Unit Improvements, Unit FF&E, or any Unit and to prevent injury to third Persons or property of third Persons. Agent shall cooperate fully with Owner and all insurance companies providing insurance pursuant to subsection 9.3 hereof in the investigation and defense of any claims or suits arising from the ownership or operation of equipment or ownership, use, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E, or any Unit; provided, that nothing contained in
                                           --------
this subsection shall be construed as imposing on Owner any duty to investigate or defend any such claims or suits. Agent shall comply and shall use its best efforts to cause all Persons operating equipment on, using or occupying any Unit Premises, Unit Improvements, Unit FF&E, or any Unit to comply at Agent's

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


expense with (i) every Insurance Requirement and Legal Requirement regarding acquiring, titling, registering, leasing, subleasing, insuring, using, occupying, operating and disposing of any Unit Premises, Unit Improvements, Unit FF&E, or any Unit, and, if applicable, the licensing of operators thereof and
(ii) any agreement in respect of maintenance, development or use of any Unit Premises entered into by Owner with the seller to Owner of the Unit Premises or any requirements of a property owner or similar association to which the Unit Premises is subject.

          SECTION 10. NEGATIVE COVENANTS

          Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall not directly or indirectly:

          10.1 Changes in Unit Plans or Unit Budget Plans.  (a) Modify or
               ------------------------------------------
supplement in any material respect any Unit Plans or any Unit Budget without the prior written consent of all Governmental Authorities which previously have approved the matters to be changed, or (b) receive advances with respect to a Unit which exceed the Unit Budget for such Unit.

          10.2 Prohibition of Fundamental Changes.  Consolidate with or merge
               ----------------------------------
into any other Person as such prohibition is set forth in Section 26 of the Lease, except that the term "Owner" shall substitute for the term "the Lessor" and the term "Agent" shall substitute for the term "the Lessee".

          10.3 Notification of Opening of a Unit.  Prior to completion of
               ---------------------------------
Redwood Phase 2 for a Redwood Unit, utilize such Unit except to the extent permitted by the license set forth in Section 20 hereof, or, subject to the foregoing in the case of a Redwood Unit, open or operate any Unit prior to the delivery to Owner of the Certificate of Substantial Completion and the AFL Unit Leasing Record for the Unit.

          10.4 Acquire Fee or Leasehold Interest.  Acquire a fee or leasehold
               ---------------------------------
interest on behalf of Owner in any Unit Premises until Agent has delivered all documents required by Section 4 hereof and in the reasonable judgment of Owner satisfied the conditions set forth in such Section 4.

          10.5 Assignment of Obligations.  Assign its obligations hereunder to
                -------------------------
any other party.

          SECTION 11. EVENTS OF DEFAULT AND EVENTS OF UNIT TERMINATION

          11.1 Events of Default.  The occurrence of any of the following shall
               -----------------
constitute an Event of Default:

          (a)  Failure to Make Payments.  Failure to pay the purchase price of a
              ------------------------
     Unit when due in the event of a required purchase by Agent hereunder or failure by Agent to pay any other amount hereunder within ten (10) days from demand for such payment.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          (b)  Unauthorized Assignments, Etc.  Assignment by Agent of any
               ------------------------------
     interest in this Agreement or any advance to be made hereunder or any interest in either.

          (c)  Misrepresentations. Any representation or warranty made herein or
               ------------------
     which is contained in any certificate, document or financial or other statement furnished under or in connection with this Agreement shall prove to have been false or inaccurate in any material respect on or as of the date made or deemed made.

          (d)  Involuntary Bankruptcy, Etc.  The entry of a decree or order for
               ----------------------------
     relief in respect of Agent by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Agent or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law and such decree or order remains unstayed and in effect for thirty (30) consecutive days; or the commencement against Agent of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of thirty
     (30) consecutive days.

          (e)  Voluntary Bankruptcy, Etc.  The suspension or discontinuance of
               --------------------------
     Agent's or Guarantor's business operations, Agent's or Guarantor's insolvency (however evidenced) or Agent's or Guarantor's admission of insolvency or bankruptcy, or the commencement by Agent or Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by Agent or Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Agent or Guarantor or of any substantial part of Agent's or Guarantor's property, or the making by Agent or Guarantor of an assignment for the benefit of creditors, or the failure of Agent or Guarantor generally to pay their debts as such debts become due, or the taking of corporate action by Agent or Guarantor in furtherance of any such action.

          (f)  Negative Covenants.  Agent shall default in the performance or
               ------------------
     observance of any agreement, covenant or condition contained in Section 10 hereof.

          (g)  Other Defaults.  Agent shall default in the performance or
               --------------
     observance of any other term, covenant, condition or obligation contained in this Agreement and, in the case of such default other than a default arising under subsection 9.3 hereof, such default shall continue for ten
     (10) days after written notice shall have been given to Agent by Owner specifying such default and requiring such default to be remedied;

     provided, that an Event of Unit Termination shall not constitute an Event
     --------
     of Default hereunder.

          (h)  Default under Lease.  An Event of Default (as defined in the
               -------------------
     Lease) shall

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     occur under the Lease.

          (i)  Payment of Obligations. A default or event of default, the effect
               ----------------------
     of which is to permit the holder or holders of any Indebtedness, or a trustee or agent on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity, shall occur under the provisions of any agreement pursuant to which such Indebtedness was created or instrument evidencing such Indebtedness of Agent or Guarantor in excess of $10,000,000 in the aggregate or any obligation of Agent or Guarantor for the payment of such Indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due.

          (j)  Defaults under Other Agreements.  Any material default by Agent
               -------------------------------
     shall occur under any of the material Construction Documents and any required notice shall have been given and/or any applicable grace period shall have expired.

          (k)  Judgment Defaults.Any final non-appealable judgment or judgments
               -----------------
     for the payment of money in excess of $250,000 in the aggregate shall be rendered against Agent or, in excess of $2,000,000 in the aggregate shall be rendered against the Guarantor, by any court of competent jurisdiction and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment or judgments shall not be effectively stayed.


          11.2 Owner's Rights upon an Event of Default.  Upon the occurrence and
               ---------------------------------------
continuation of any Event of Default Owner may do any one or more of the following:

          (a) Terminate this Agreement and/or Owner's obligations to make any further advances hereunder;

          (b) Take immediate possession of any Unit Premises, Unit Improvements, Unit FF&E, and Unit and remove any equipment or property of Owner in the possession of Agent, wherever situated, and for such purpose, enter upon any Unit Premises, Unit Improvements or Unit without liability to Agent for so doing;

          (c) Whether or not any action has been taken under paragraph (a) or
     (b) above, sell any Unit Premises, Unit Improvements, Unit FF&E or Unit (with or without the concurrence or request of Agent) at public or private sale (judicially or non-judicially) pursuant to such notices and procedures as may be required by law, to the extent such requirements are not effectively waived by Agent hereunder, provided that the disposition of any Unit Premises, Unit Improvements, Unit FF&E or Unit shall take place in a commercially reasonable manner;

          (d) Hold, use, occupy, operate, remove, lease, sublease or keep idle any Unit Premises, Unit Improvements, Unit FF&E, or Unit as Owner in its sole discretion may determine, without any duty to account to Agent with respect to any such action or

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     inaction or for any proceeds thereof; and

          (e) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof.

          Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by Owner from time to time at Owner's election, and nothing herein contained shall be deemed to require Owner to await the date whereon this Agreement or the term hereof would have expired by limitation had there been no such default by Agent or no such termination or cancellation.

          The receipt of any payments under this Agreement by Owner with knowledge of any breach of this Agreement by Agent or of any default by Agent in the performance of any of the terms, covenants or conditions of this Agreement, shall not be deemed to be a waiver of any provision of this Agreement.

          No receipt of moneys by Owner from Agent after the termination or cancellation hereof in any lawful manner shall reinstate or continue this Agreement, or operate as a waiver of the right of Owner to recover possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit by proper suit, action, proceedings or remedy or operate as a waiver of the right to receive any and all amounts owing by Agent to or on behalf of Owner hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit, Owner may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account for the use, operation and occupation of the Unit Premises, Unit Improvements, Unit FF&E, or Unit, or at the election of Owner, on account of Agent's liability hereunder.

          After any Event of Default, Agent shall be liable for, and Owner may recover from Agent, (i) all of Owner's obligations, costs and expenses incurred in connection with its obligations under this Agreement and for which Owner may demand reimbursement pursuant to subsection 9.5 hereof, (ii) all amounts payable pursuant to subsection 11.4 and Section 12 hereof and (iii) in addition, all losses, damages (but not consequential damages), costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees and sales or transfer taxes) sustained by Owner by reason of such Event of Default and the exercise of Owner's remedies with respect thereto, including, in the event of a sale by Owner of any Unit Premises, Unit Improvements, Unit FF&E or Unit pursuant to this subsection 11.2, all costs and expenses associated with such sale. The amounts payable in clauses (i) through (iii) above are hereinafter sometimes referred to as the "Accrued Default Obligations".

          After an Event of Default, Owner may sell its interest in any Unit Premises, Unit Improvements, Unit FF&E, and Unit upon any terms that Owner deems satisfactory, free of any rights of Agent or any Person claiming through or under Agent. In the event of any such sale, in addition to the Accrued Default Obligations, Owner shall be entitled to recover from Agent, as liquidated damages, and not as a penalty, an amount equal to the Unit Acquisition Cost of any Unit Premises, Unit Improvements, Unit FF&E or Unit so sold, minus the proceeds of such sale received by Owner. Proceeds of sale received by Owner in excess of the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit sold shall be credited against the Accrued Default Obligations Agent is required to pay under this subsection 11.2. If such proceeds exceed the Accrued Default Obligations, or, if Agent has paid all amounts required to be paid under this subsection 11.2, such excess shall be paid by Owner to Agent. As an alternative to any such sale, or if Agent converts any Unit Premises, Unit Improvements, Unit FF&E

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


or Unit after an Event of Default, or if such Unit Premises, Unit Improvements, Unit FF&E or Unit is lost or destroyed, in addition to the Accrued Default Obligations, Owner may cause Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit. In the event Owner receives payment pursuant to the previous sentence of this paragraph, Owner shall transfer all of Owner's right, title and interest in and to the Unit Premises, Unit Improvements, Unit FF&E and Unit to Agent.

          In the event of a sale pursuant to this subsection 11.2, upon receipt by Owner of the amounts payable hereunder, Owner shall transfer all of Owner's right, title and interest in and to the Unit Premises, Unit Improvements, Unit FF&E and Unit to Agent or a purchaser other than Agent, as the case may be.

          No remedy referred to in this subsection 11.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Owner at law or in equity, and the exercise in whole or in part by Owner of any one or more of such remedies shall not preclude the simultaneous or later exercise by Owner of any or all such other remedies. No waiver by Owner of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          With respect to the termination of this Agreement as to any Unit Premises, Unit Improvements, Unit FF&E, or Unit as a result of an Event of Default, Agent hereby waives service of any notice of intention to re-enter. Agent hereby waives any and all rights to recover or regain possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit or to reinstate this Agreement as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

          11.3 Events of Unit Termination.  The occurrence of any of the
               --------------------------
following shall constitute an Event of Unit Termination with respect to a Unit, except that an Event of Unit Termination applicable to all Units shall occur in the case of (1) or (m) below:

          (a)  Unsatisfactory Title.  If at any time title to any Unit Premises,
               --------------------
     Unit Improvements or Unit is not reasonably satisfactory to Owner by reason of any Lien, encumbrance, or other environmental defect (even though the same may have existed at

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     the time of any prior advance), except for Permitted Liens, and such Lien, encumbrance or other defect is not corrected within thirty (30) days after notice to Agent.

          (b)  Damage or Destruction.  If any Unit Improvements are partially or
               ---------------------
     totally damaged or destroyed by fire or any other cause and the restoration thereof cannot reasonably be expected to be completed so that the Unit Improvements will be completed on or before the applicable Unit Completion Date, or, in the case of a Redwood Unit, so that Redwood Phase 1 will not be completed on or before the applicable Interim Completion Date.

          (c)  Cessation of Construction.  If there is any cessation of
               -------------------------
     construction of the Unit Improvements for any period after the date construction shall commence in excess of thirty (30) successive calendar days, unless the conditions of each of subparagraphs (1), (2), (3) and (4) hereof shall have been satisfied:

               (1) the cessation of construction shall have been caused by Force Majeure Delay;

               (2) Agent shall have made adequate provision, reasonably acceptable to Owner, for the protection of materials stored on site and for the protection of the Unit Improvements, to the extent then constructed, against deterioration and against other loss or damage and theft;

               (3) Agent shall have furnished to Owner reasonably satisfactory evidence that such cessation of construction will not (i) adversely affect or jeopardize the rights of Agent under material agreements relating to the construction or operation of the Unit Improvements or
          (ii) materially increase the cost of construction of the Unit Improvements; and

               (4) from time to time upon Owner's reasonable request therefor during any such cessation of construction, Agent shall furnish to Owner reasonably satisfactory evidence that (notwithstanding such cessation of construction) the completion of the Unit Improvements can be accomplished on or before the respective Unit Completion Date or, in the case of Phase 1 of a Redwood Unit, on or before the Interim Completion Date, and within the Unit Budget.

          (d)  Nonconforming Work. If the construction of the Unit Improvements,
               ------------------
     or any part thereof, is made in a manner other than as herein provided and Agent fails to correct such nonconforming work in a reasonably prompt and satisfactory fashion after notice and demand by Owner, or if Agent shall fail to correct promptly any structural defect in the Unit Improvements upon demand of Owner.

          (e)  Other Security Agreements.  If (i) Agent executes any chattel
               -------------------------
     mortgage or other security agreement on any materials, fixtures or articles of personal property used in the construction or operation of the Unit Improvements or if any such materials, fixtures

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the title thereto will not vest in Owner free from encumbrance or (ii) any such materials, fixtures or articles are not in accordance with the Unit Plans or (iii) Agent does not furnish to Owner upon request the contracts, bills of sale, statements, receipted vouchers and other agreements and documents, or any of them, under which Owner claims title to such materials, fixtures or articles.

          (f)  Non-Compliance with Legal Requirements.  If Agent fails to comply
               --------------------------------------
     with any Legal Requirement relating solely to such Unit Premises, Unit Improvements, Unit FF&E or Unit.

          (g)  Failure to Complete.  If as of the close of business on a Unit
               -------------------
     Completion Date, or, in the case of a Redwood Unit, the applicable Interim Completion Date, the related Unit Improvements have not been completed as herein provided, or if the Certificate of Substantial Completion and AFL Unit Leasing Record have not been executed and delivered by the respective Unit Completion Date, or if Owner shall reasonably determine during the course of construction that the Unit Improvements cannot be completed by the Unit Completion Date, or, in the case of a Redwood Unit, the applicable Interim Completion Date, subject to Force Majeure Delay.

          (h)  Permits. If Agent shall fail to obtain or be unable to obtain any
               -------
     Permit, or if any Permit shall be revoked or otherwise cease to be in full force and effect unless, if such revocation or cessation shall not be due to Agent's negligence or willful misconduct, Agent shall have obtained reinstatement or reissuance of such Permit within thirty (30) days after the revocation or expiration thereof, or if such reinstatement or reissuance is of a nature that it cannot be completely effected within thirty (30) days, Agent shall have diligently commenced application for such reinstatement or reissuance and shall thereafter be diligently proceeding to complete said reinstatement or reissuance.

          (i)  Default under Ground Lease. Agent shall default in the observance
               --------------------------
     or performance of any material term, covenant or condition of the Ground Lease relating to such Unit Premises on the part of Owner, as tenant thereunder, to be observed or performed, unless any such observance or performance shall have been waived or not required by the landlord under such Ground Lease, or if any one or more of the events referred to in such Ground Lease shall occur which would cause such Ground Lease to terminate without notice or action by the landlord thereunder or which would entitle the landlord under such Ground Lease to terminate such Ground Lease and the term thereof by the giving of notice to Owner without opportunity to cure, as tenant thereunder, or if any Ground Lease shall be terminated or canceled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of any Ground Lease shall in any manner be modified, changed, supplemented, altered or amended in any material respect without the consent of Owner and Assignee.

          (j)  Takings.  If the use, occupancy or title to any Unit is taken,
               -------
     requisitioned or sold in, by or on account of actual or threatened eminent domain proceedings or other

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     action by any Person or authority having the power of eminent domain (such events collectively referred to as a "Taking") and such Taking relates to all or a substantial portion of a Unit. Upon receipt of proceeds from any award or sale made in connection with such Taking, so long as no Event of Default or Potential Default has occurred and is continuing, and so long as Agent has made all payments to Owner required under subsection 11.4 hereof, Owner shall remit to Agent the net amount of such proceeds remaining after reimbursement for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Owner in connection with the negotiation and settlement of any proceedings related to such Taking. If such proceeds are received prior to Agent making the payments required under subsection 11.4 hereof, the net proceeds shall be applied to the amount payable thereunder. A Taking shall be deemed "to affect a substantial portion" of a Unit if after such Taking such Unit is, or will be, unusable for Agent's ordinary business purposes.

          (k)  Insufficient Available Commitment.  If Owner shall reasonably
               ---------------------------------
     determine that the Available Commitment is not, or will not be, sufficient to allow Owner to make advances for completion of the Unit Improvements and acquisition and installation of Unit FF&E in accordance with the Unit Budget.

          (l)  Fundamental Change.  If a "Change of Control Event" (as described
               ------------------
     below) of the Guarantor shall occur. For purposes of this paragraph (1) of subsection 11.3, a "Change of Control Event" shall occur on the earlier of any date on which the Guarantor shall (i) announce its intention to consummate, (ii) shall enter into an agreement to consummate or (iii) shall consummate, any transaction which does or would, if consummated, violate paragraph (b) of Section 26 of the Lease.

          (m)  Material Adverse Change Event.  If a "Material Adverse Change
               -----------------------------
     Event" (as described below) shall occur.  For purposes of this paragraph
     (m) of subsection 11.3, a "Material Adverse Change Event" shall mean a change in the condition (financial or otherwise) or business of the Guarantor which could reasonably be expected to cause the Guarantor's Tangible Net Worth to be reduced by 50% or more from that reflected in the Guarantor's most recent audited financial statements delivered to the Lessor pursuant to paragraph (b) of subsection 9.6 hereof, other than any such reduction caused by a change in accounting principles mandated by the Financial Accounting Standards Board, and excluding any write-off of intangibles; provided, that it can be reasonably expected that the
                  --------
     impairment which relates to the write-off of such intangibles will be mitigated within two years.

          (n)  Designated Effective Date.  If as of the close of business on a
               -------------------------
     Designated Effective Date with respect to any Unit, an AFL Unit Leasing Record with respect to such Unit has not been executed and delivered to Owner for any reason, whether or not as a result of Agent's inability to satisfy the conditions for such delivery.

          (o)  December 31, 2011.  On December 31, 2011, as to each of Redwood
               -----------------
     Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit Premises No. 4, the

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     Effective Date shall not have occurred.

          (p)  Interim Completion Date.  If as of the close of business on the
               -----------------------
     applicable Interim Completion Date for a Redwood Unit, Agent shall not have completed Redwood Phase 1 in respect of such Unit in accordance with the Unit Plans for such Unit, satisfied the conditions set forth in subparagraph (1) of Section 5 hereof and delivered to Owner on Interim Advance Certificate with respect thereto.

          (q)  Exhibit K.  Agent shall breach its obligations under Exhibit K
               ---------
     hereto.

          11.4 Owner's Rights upon Event of Unit Termination.  If any Event of
               ---------------------------------------------
Unit Termination with respect to a Unit shall occur, Owner shall have no further obligation to make advances to Agent with respect to such Unit, and Owner may, as liquidated damages and not as a penalty, require Agent to purchase such Unit within fifteen (15) days after notice by Owner at a price equal to the Unit Acquisition Cost for such Unit. At the time of such sale, Agent shall be required to pay to Owner Owner's obligations, costs, losses, damages, and expenses (including, without limitation, reasonable attorneys' fees and expenses) sustained by Owner by reason of such Event of Unit Termination and exercise of Owner's rights under this subsection 11.4.

          SECTION 12.  INDEMNITIES

          (a) Agent shall indemnify and hold harmless Owner, Merrill, Merrill Lynch, Merrill Leasing, any Assignee, any successor or successors and any Affiliate of each of them, and their respective officers, directors, incorporators, shareholders, partners (managing general and limited, including, without limitation, the managing general and limited partners of Owner), employees, agents and servants (each of the foregoing an "Indemnified Person") from and against all liabilities (including, without limitation, strict liability in tort and environmental law), taxes, losses, obligations, claims (including, without limitation, strict liability in tort), damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of:

               a. The ordering, delivery, acquisition, purchase agreement for the acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, reregistration, custody by Agent of title and registration documents, ownership, use, non-use, misuse, financing (including, without limitation, all obligations of Owner under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement and any amounts payable by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates), licensing, lease, sublease, operation, transportation, repair, control or disposition of any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit, or the release of hazardous substances on, under, to or from, or the generation or transportation of hazardous substances to or from, any Unit Premises; and

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


               b. Any of the claims, liabilities, demands, fees, taxes, violations of contract, or any other matter or situation described in or contemplated by the indemnification provisions of subparagraphs
          (b), (c), (d) and (e) of Section 11 of the Lease, except that this Agreement shall substitute the terms "Owner" for "the Lessor", "Agent" for "the Lessee", "this Agreement" for "this Lease", and shall substitute the phrase "Unit Premises, Unit Improvements, Unit FF&E or Unit" for the phrase "Property or Equipment."

          (b) The indemnification required under this Section 12 shall be upon the terms provided in the paragraphs of Section 11 of the Lease following paragraph (d) thereof, except that this Agreement shall substitute the terms in the same manner as described in subparagraph (a)(ii) above.

          SECTION 13. LEASEHOLD INTERESTS

          The provisions of Section 29 of the Lease shall govern each Ground Lease hereunder, except this Agreement shall substitute the terms "Owner" for "the Lessor", Agent" for "the Lessee", "Unit Premises, Unit Improvements, Unit FF&E and Unit" for "Parcel of Property" and "Section 13" for "Section 29".

          SECTION 14. PURCHASES

          In connection with, and as a condition to, the purchase of any Unit Premises, Unit Improvements, Unit FF&E, or Unit pursuant hereto, (i) Agent shall pay at the time of purchase, in addition to the Unit Acquisition Cost and all other amounts payable by Agent under this Agreement, all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees (including, without limitation, brokerage fees), expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Unit Premises, Unit Improvements, Unit FF&E, or Unit to Agent and all other amounts owing hereunder, and (ii) when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner, but free of any Lien created pursuant to a Credit Agreement.

          SECTION 15. OWNER'S RIGHT TO TERMINATE

          (a) Owner shall have the right, upon written notice to Agent, to terminate this Agreement with respect to each and every Unit Premises, Unit Improvements, Unit FF&E, or Unit as of the date stipulated in such notice if,
(i) at any time, for any reason (other than an Event of Default by the Lessor under a Credit Agreement (as therein defined), which has not been caused by or resulted from an Event of Default under this Agreement or an Event of Default (as defined in the Lease) under the Lease or by a breach by Agent of its obligations under any agreement or document executed and delivered in connection with this Agreement or the Lease), Commercial Paper cannot be issued by Owner upon terms reasonably acceptable to Owner, Owner cannot arrange for bank borrowings to finance or refinance its obligations hereunder with

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


respect to such Unit Premises, Unit Improvements, Unit FF&E or Unit upon terms reasonably acceptable to Owner, and Owner may no longer make or continue borrowings under a Credit Agreement sufficient to finance or refinance such obligations, (ii) at any time, for any reason (other than an Event of Default by Owner under a Credit Agreement (as therein defined) which has not been caused by or resulted from an Event of Default under this Agreement or from a breach by Agent of its obligations under any agreement or document executed and delivered in connection with this Agreement), a limited partner or partners of Owner cannot arrange for borrowings from the bank or banks acting as lender under a Credit Agreement in an amount equal to such limited partners' limited partnership interest or interests in Owner or (iii) such bank or banks which shall act as lender to a limited partner or partners of the Owner shall make a material change in the terms of any such lending arrangement a condition precedent to the extension of such lending arrangement without a corresponding change being effected under the Credit Agreement to which such lender is a party.

          (b) In the event of a termination with respect to any Unit Premises, Unit Improvements, Unit FF&E, or Unit pursuant to paragraph (a) of this Section 15, Agent shall be required to purchase, on the date stipulated in the written notice contemplated by paragraph (a) of this Section 15, such Unit or any Unit Premises, Unit Improvements or Unit FF&E constituting a part of such Unit as identified by Owner in such notice, for cash at its or their Unit Acquisition Cost.

          SECTION 16. PERMITTED CONTESTS

          (a) Agent shall not be required, nor shall Owner have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, Lien or encumbrance, or to comply or cause any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit to comply with any Legal Requirement applicable to any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit or the occupancy, use or operation thereof, so long as no Event of Default exists under this Agreement, and, in the opinion of Agent's counsel, Agent shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of Owner, (i) shall not involve any material danger that any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any sums due and payable hereunder or result in any such sums being payable to any Person other than Owner or any Assignee, (iii) will not place Owner or any Assignee in any danger of civil liability which is not adequately indemnified (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default or Potential Default exists and if such civil liability is reasonably likely to be less than $100,000 per Unit or $500,000 with respect to all Units) or to any criminal liability, (iv) if involving taxes, shall suspend the collection of the taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Agent or any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit is subject and shall not constitute a default thereunder (the "Permitted Contest"). Agent shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest, pay and discharge all amounts which shall be determined to be payable

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


therein. Owner shall cooperate in good faith with Agent with respect to all Permitted Contests conducted by Agent pursuant to this Section 16.

          (b) In the event Owner deems, in its sole discretion, that its interests under this Agreement or in any Unit Premises, Unit Improvements, item of Unit FF&E or Unit are not adequately protected in connection with a Permitted Contest brought by Agent under this Section 16, Agent shall give such reasonable security, as may be demanded by Owner to insure payment of such tax, assessment, levy, fee, rent, charge or Lien and compliance with any Legal Requirement and to prevent any sale or forfeiture of any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit or any other amount due by reason of such nonpayment or noncompliance. Agent hereby agrees that Owner may assign such security provided by Agent to any Assignee.

          (c) At least ten (10) days prior to the commencement of any Permitted Contest, Agent shall notify Owner in writing thereof if the amount in contest exceeds $100,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which Agent is obligated to reimburse Owner under this Agreement, or in the event that Owner is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then Owner shall in a timely manner notify Agent in writing of such proposed levy or proceeding.

          SECTION 17. SALE OR ASSIGNMENT BY OWNER

          (a) Owner shall have the right to obtain equity and debt financing for the acquisition and ownership of any Unit Premises, Unit Improvements, Unit FF&E, and Unit by selling or assigning its right, title and interest in any or all amounts due from Agent or any third Person under this Agreement; provided,
                                                                     --------
that any such sale or assignment shall be subject to the rights and interests of Agent under this Agreement.

          (b) Any Assignee shall, except as otherwise agreed by Owner and Assignee, have all the rights, powers, privileges and remedies of Owner hereunder, and Agent's obligations as between itself and such Assignee hereunder shall not be subject to any claims or defense that Agent may have against Owner. Upon written notice to Agent of any such assignment, Agent shall thereafter make payments of any and all sums due hereunder to Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of Agent to Owner hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by Owner hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of Owner.

          SECTION 18. GENERAL CONDITIONS

          The following conditions shall be applicable throughout the term of this Agreement:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          18.1 Survival.  All agreements, representations, and warranties, and
               --------
the obligation to pay Additional Rent (as defined in the Lease) shall survive the expiration or other termination hereof.

          18.2 No Waivers.  No advance hereunder shall constitute a waiver of
               ----------
any of the conditions of Owner's obligation to make further advances nor, in the event Agent is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Owner from thereafter declaring such inability to be an Event of Default as herein provided. Any advance made by Owner and any sums expended by Owner pursuant to this Agreement shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Event of Default. No advance shall constitute a waiver of the right of Owner to require compliance with the covenant contained in subsection 10.1 hereof with respect to any such defects or material departures from any Unit Plans not theretofore discovered by or called to the attention of Owner. No advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Owner existing by reason of such Event of Default, including, without limitation, the right to refuse to make further advances.

          18.3 Owner and Assignee Sole Beneficiaries.  All conditions of the
               -------------------------------------
obligation of Owner to make advances hereunder are imposed solely and exclusively for the benefit of Owner and Assignee and their assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Owner will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Owner, with the consent of Assignee, at any time if in its sole discretion, it deems it advisable to do so. Inspections and approvals of any Unit Plans, Unit Premises, Unit Improvements, Unit FF&E, and Unit and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Owner, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Owner for any reason. Owner's sole obligation hereunder is to make the advances if and to the extent required by this Agreement.

          18.4 No Offsets, Etc.  The obligations of Agent to pay all amounts
               ---------------
payable pursuant to this Agreement and to purchase a Unit hereunder shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of Agent to license, or to lease or sublease and pay Basic Rent (as defined in the Lease), for a Unit upon, in the case of a Redwood Unit, completion of Redwood Phase 1, or Substantial Completion, in the case of any Unit, is without any warranty or representation, express or implied, as to any matter whatsoever on the part of Owner or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

          AGENT HAS SELECTED AND SHALL SELECT ALL UNIT PREMISES, UNIT IMPROVEMENTS, UNITS AND ITEMS OF UNIT FF&E CONSTRUCTED, ACQUIRED OR ORDERED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


OWNER NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, OR AS TO WHETHER ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

          AS BETWEEN OWNER AND AGENT, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, AGENT ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, DEDUCTIONS, COUNTERCLAIMS (OR OTHER RIGHTS), EXISTING OR FUTURE, TO ITS OBLIGATION TO PAY ALL AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

          (1) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, LATENT OR NOT;

          (2) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, ABATEMENT, DEFENSE OR OTHER RIGHT WHICH AGENT MAY HAVE AGAINST OWNER, ANY ASSIGNEE, OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

          (3) ANY DEFECT IN TITLE OR OWNERSHIP OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, OR UNIT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEMS OF UNIT FF&E;

          (4) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E BY AGENT FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, ITEM OF UNIT FF&E OR UNIT, IN WHOLE OR IN PART;

          (5) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEMS OF UNIT FF&E BY AGENT;

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          (6) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST AGENT OR OWNER OR ANY ASSIGNEE;

          (7) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS, CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS;

          (8)  THE INVALIDITY OR UNENFORCEABILITY OF THIS
AGREEMENT OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR
AUTHORITY OF OWNER OR AGENT TO ENTER INTO THIS AGREEMENT; OR

          (9) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

          AGENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS AGREEMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF.

          The making of payments under this Agreement by Agent shall not be deemed to be a waiver of any claim or claims that Agent may assert against Owner or any other Person. Owner agrees to repay Agent amounts paid to Owner to the extent such payments were in error and are not required by any of the terms and provisions of this Agreement.

          18.5 No Recourse.  Owner's obligations hereunder are intended to be
               -----------
the obligations of the limited partnership and of the corporations which are the managing general partner or general partner thereof only and no recourse for the payment of any amount due under this Agreement or the Construction Documents, or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of Owner or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future, of such corporate managing general partner or general partner or of any corporate limited partner or of any successor corporation to such corporate managing general partner or general partner or any corporate limited partner of Owner, or against any direct or indirect parent corporation of such corporate managing general partner or general partner or of any limited partner of Owner or any other subsidiary or Affiliate or any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate, it being understood that Owner is a limited partnership formed for the purpose of the transactions involved in and relating to this Agreement, the Lease and the Construction Documents on the express understanding aforesaid. Nothing contained in this subsection 18.5 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, the Lease and the Construction Documents and any other documents referred to herein, of rights and remedies against the limited partnership or the managing

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


corporate general partner or general partner of Owner or the assets of the limited partnership or the corporate managing general partner or general partner of Owner.

          18.6 Notices.
               -------

          (a) All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (i) if delivered in person, (ii) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services),
(iii) in the event overnight delivery services are not readily available, if mailed by international airmail, postage prepaid, registered or certified with return receipt requested, or (iv) if sent by telecopy and confirmed; provided,
                                                                     --------
that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (i), (ii) or
(iii) of paragraph (a) of this subsection 18.6. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered
                               --------  -------
to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

          If to Owner:

          Flatirons Funding, Limited Partnership
          c/o ML Leasing Equipment Corp.
          Project and Lease Finance Group
          North Tower - 27th Floor
          World Financial Center
          250 Vesey Street
          New York, New York 10281-1327

          Attention:  Jean M. Tomaselli
          Telephone:  (212) 449-7925
          Telecopy:   (212) 449-2854

With a copy of all notices under this subsection 18.6 to be simultaneously given, delivered, or served to Gerard Haugh at the following address:

          ML Leasing Equipment Corp.
          Controller's Office
          World Financial Center
          South Tower - 14th Floor
          225 Liberty Street

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          New York, New York
          10080-6114
          Telephone: (212) 236-7203
          Telecopy:  (212) 236-7584

          If to Agent:

          Electronic Arts Redwood, Inc.
          1450 Fashion Island Boulevard
          San Mateo, California  94404
          Attention:  Ruth Kennedy
                      Secretary
          Telephone:  415-571-6375
          Telecopy:   415-513-7552

With a copy of all notices under this subsection 18.6 to any Assignee at such address as such Assignee may specify by written notice to Owner and Agent.

          (b) Owner shall within five (5) Business Days give to Agent a copy of all notices received by Owner pursuant to any Credit Agreement and any other notices received with respect to any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit.

          18.7 Modifications.  Neither this Agreement nor any provision hereof
               -------------
may be changed, waived or terminated, orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought.

          18.8 Rights Cumulative.  All rights, powers and remedies herein given
               -----------------
to Owner are cumulative and not alternative, and are in addition to all statutes or rules of law; any forbearance or delay by Owner in exercising the same shall not be deemed to be a waiver thereof, and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Owner. All representations and covenants by Agent shall survive the making of the advances, and the provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns, if any, of the parties hereto. Agent may not, however, assign its rights or obligations as agent hereunder.

          18.9 Governing Law.  THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN
               -------------
THE STATE OF NEW YORK. AGENT AND OWNER AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF AGENT AND OWNER HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. AGENT HEREBY IRREVOCABLY SUBMITS,

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. AGENT AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. OWNER AND AGENT EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. OWNER AND AGENT ACKNOWLEDGE THAT THE PROVISIONS OF THIS SUBSECTION 18.9 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

          18.10  Confidentiality.  Agent agrees to treat information concerning
                 ---------------
the structure and documentation of this Agreement and the Lease confidentially, except to the extent that disclosure is required by law (in which circumstance Agent will notify Owner prior to such disclosure of any information). The foregoing constraint shall not include: (i) information that is now in the public domain or subsequently enters the public domain without fault on the part of Agent; (ii) information currently known to Agent from its own sources as evidenced by its prior written records; and (iii) information that Agent receives from a third party not under any obligation to keep such information confidential.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          18.11  Captions.  The captions in this Agreement are for convenience
                 --------
of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          18.12  Counterparts.  This Agreement may be executed in several
                 ------------
counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          SECTION 19. CERTAIN PURCHASE OPTIONS

          Provided that no Event of Default or Potential Default shall have occurred and be continuing, and provided that Agent shall not have obtained a Construction Advance for the construction of Unit Improvements thereon, Agent may purchase a Redwood Unit at a price equal to its Unit Acquisition Cost on thirty (30) days written notice.

          SECTION 20. LICENSE

          20.1   Redwood Unit License.  Provided that (a) there shall exist no
                 --------------------
Event of Default or Potential Default or, with respect to the related Redwood Unit, Event of Unit Termination or Potential Event of Unit Termination and (b) Recordation shall have occurred, Agent shall have the right to have a license to use each Redwood Unit for outdoor recreational use only, provided that (i) Agent shall have completed Redwood Phase 1 in respect of such Unit and satisfied the conditions set forth in subparagraph (1) of Section 5 hereof and delivered an Interim Advance Certificate with respect thereto, together with a written notice that the Agent is exercising its right to have a license for such Unit in accordance with the terms hereof, (ii) each such Unit shall be in full compliance with the requirements of the Development Agreement dated as of November 7, 1996 between Owner and The City of Redwood City, and any and all documents contemplated thereby, (iii) all Permits and Governmental Actions, if any, required for such recreational uses have been obtained and remain in full force and effect, (iv) Agent shall have no right to develop, encumber or restrict the use of such Unit in any manner whatsoever, (v) such Unit shall remain subject to all other provisions of this Agreement, (vi) no Construction Advance shall have been made for such Unit, and (vii) the work described in the Unit Plans applicable to Redwood Phase 1 at such Unit has been completed by Agent subject to the terms hereof. While such license is in effect, Agent agrees that it will comply with the obligations of the Lessee (as defined in the Lease) set forth in Sections 8, 9, 10, and 11 of the Lease, which provisions shall be deemed incorporated herein by reference for this purpose and deemed to apply to such Unit, and provided, further, that Owner may revoke this license upon the occurrence of an Event of Default or Potential Default, or, with respect to the Unit, Event of Unit Termination or Potential Event of Unit Termination. Agent shall maintain the insurance required by Section 10(c) of the Lease with respect to each Unit occupied pursuant to this license. Except as hereinafter set forth, nothing in this Section shall be deemed to provide to the Agent the rights reserved for the Lessee (as defined in the Lease) in Sections 8, 9 and 10 of the Lease, including without limitation, any right to grant subleases, sublicenses, or any other form of use or occupancy arrangements to third parties. Acceptance of any Unit by Agent pursuant to this license shall constitute (x) acknowledgment by the Agent that such Unit has been delivered to the

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

Agent in good condition and has been accepted for occupancy pursuant to this license, (y) a representation and warranty by Agent that the conditions for such license contained in this Section 20 have been satisfied, and (z) certification by the Agent that the representations and warranties contained herein and in
Section 2 of the Lease are true and correct on and as of the date thereof as though made on and as of such date and that there exists on such date no Event of Default or Potential Default, or, with respect to such Unit, Event of Unit Termination or Potential Event of Unit Termination, or a breach or a default in the Guarantor's covenants or obligations under the Guaranty. The license provided by this Section 20 will cease and be of no further force and effect and Agent will cease all use of a Redwood Unit contemplated by this license upon commencement of Redwood Phase 2 for such Unit.

          20.2   Special Redwood Unit Premises No. 3 License. Notwithstanding
                 -------------------------------------------
the foregoing Subsection 20.1, but subject to the precondition that Recordation shall have occurred, Owner hereby grants to Agent a special license with respect to Lot 6 of Redwood Unit Premises No. 3 on the following express conditions: (i) the term of the license shall commence on the date hereof and shall terminate on the earlier to occur of the termination of the sublicense described in the next clause or March 31, 1998; (ii) Agent may enter into a sublicense with Shorebreeze Associates LLC, a Delaware limited liability company ("Shorebreeze"), to allow Shorebreeze to install (at Agent's or Shorebreeze's sole cost and expense and without any right to reimbursement by Owner or any right to include such costs in the Unit Acquisition Cost of Redwood Unit Premises No. 3) and operate a ground-level attended or unattended temporary parking facility for motor vehicles of Shorebreeze's tenants and their visitors while Shorebreeze's existing parking facility on property adjacent to Redwood Unit Premises 3 is being expanded, and for such other purposes as may be incidental thereto, but for no other purpose; (iii) such sublicense shall expire no later than March 31, 1998; (iv) upon termination pursuant to the terms hereof of such license, Agent, at Agent's sole expense, shall remove such parking facility and restore Redwood Unit Premises No. 6 to the condition otherwise contemplated hereby; (v) Shorebreeze shall be prohibited from granting any further sub-sublicenses or other use or occupancy agreements or arrangements of any kind; (vi) such license to Agent shall not diminish any of Agent's obligations under this Agreement, including, without limitation, Section 9.3 and
Section 12; (vii) such license shall be not be terminable by Owner except upon the occurrence of an Event of Default or Potential Default, or with respect to such Redwood Unit Premises No. 3, Event of Unit Termination or Potential Event of Unit Termination; and (viii) while such license is in effect, Agent agrees that it will comply with the obligations of the Lessee (as defined in the Lease) set forth in Sections 8, 9, 10, and 11 of the Lease, which provisions shall be deemed incorporated herein by reference for this purpose and be deemed to apply to such Unit. Agent is hereby permitted to record a Notice of this license in the real estate records of the County of San Mateo. If the sublicense with Shorebreeze shall not have been entered into by June 30, 1997, this license shall automatically terminate and be of no further force and effect.

          SECTION 21.    DEVELOPMENT AND SUBDIVISION

          It is contemplated by Owner and Agent that the real property currently subject to this Agreement will be reconfigured and subdivided into the lots designated on the subdivision map included in Exhibit L hereto (the "Subdivision Map") and that the Subdivision Map will be

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

consented to and executed by Owner and other third parties and recorded in the real estate records of San Mateo County, California (such reconfiguration, subdivision and recordation being referred to in this Agreement as the "Recordation"). Agent agrees to effect the Recordation as promptly as practicable and in any event no later than June 15, 1997 and that the failure to do so shall constitute an Event of Unit Termination as described in Exhibit K hereto. It is also contemplated (i) that the parcel designated as "Parcel B" on the Subdivision Map may, at the request of Agent, be conveyed by quitclaim deed from Owner to Agent provided that, simultaneously therewith Agent shall, for no consideration, convey such parcel to Shorebreeze, (ii) that any land currently owned by Owner and designated as "Shoreline Drive" on the Subdivision Map will be conveyed to the City of Redwood City, California via dedication to the City on the Subdivision Map, and (iii) that subsequent easements and rights-of-way will be required, and at the request of Agent will be granted by Owner, for the Headquarters Unit, for the Unit Improvements to be located on each of Redwood Unit Premises Nos. 2, 3, and 4, and in connection with the Shores Business Center of which such real property is a part, provided that in each instance, no easement or right-of-way shall materially impair the intended use or value of any such Unit. In each instance, the request of Agent to Owner to execute such easement or right-of-way shall be deemed to be the representation of the Agent that the grant thereof will not materially impair the intended use or value of any such Unit. The net cash amount of any reimbursements received by Owner from the City of Redwood City pursuant to the Development Agreement dated as of November 7, 1996 between the Owner and the City of Redwood City shall be credited against amounts owed by Agent to Owner under this Agreement or the Lease or, in Owner's sole discretion, deducted from the Unit Acquisition Cost of the Redwood Unit Premises on a pro rata basis.

                                                    THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                            Flatirons Funding, Limited Partnership by Flatirons Capital, Inc., its Managing General Partner



                            By /s/ Jean M. Tomaselli
                              --------------------------------------------------
                             Name:  Jean M. Tomaselli
                             Title: Vice President and Assistant Secretary


                            Electronic Arts Redwood, Inc.



                            By /s/ James F. Healey
                              --------------------------------------------------
                             Name:  James F. Healey
                             Title: President

                                                    THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT A


                                   The Lease
                                   ---------



                            See Attachment 2 of Tab
                                 No. 16(c)(iii)

                                                    THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT B


AFL UNIT LEASING RECORD to        Lessor: Flatirons Funding, Limited Partnership
the Lease Agreement, dated        Lessee: Electronic Arts Redwood, Inc.
as of February 14, 1995,
between Flatirons Funding,
Limited Partnership, as lessor,
and Electronic Arts Redwood, Inc.,
as lessee (the "Lease Agreement").

A.   Unit Premises No.: ____
     Effective Date of this AFL
     Unit Leasing Record ("AFL ULR") __________ __, 19__.

B.   PLEASE COMPLETE THE FOLLOWING STATEMENTS, IF APPLICABLE:

     1.   This AFL ULR relates to [Deed/Ground Lease] dated __________ __, 19__.

     UNIT PREMISES DESCRIPTION AND RENTAL INFORMATION.

C.   Type of Property (use category specified in Exhibit A to the Lease
     Agreement)

D.   Specific Description:  (See Schedule A hereto if more space needed)


     __________________________________________________________________________

     __________________________________________________________________________

E.   Location of
     Unit Premises          ___________________________________________________
                      State        County          City

F.   Unit Acquisition Cost under the Agreement for Lease is $__________.

G. If the effective date of this AFL ULR is after the first day of the month and prior to the Lease Rate Date in such month, the partial first month's Basic Rent for Unit Premises placed under lease by this AFL ULR will be paid from the date of this AFL ULR until the end of the month on the Basic Rent Payment Date in such month. If the Effective Date of the AFL ULR falls on or after the Lease Rate Date, the partial first month's Basic Rent will be paid from the date of this AFL ULR until the end of the month on the next succeeding Basic Rent Payment Date.


H. The Initial Term, Extended Term and Renewal Term for the Unit Premises placed under lease pursuant to this AFL ULR will be in accordance with Exhibit A to the Lease Agreement.

                                                    THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

I. The Basic Rent is as defined in the Lease Agreement. The Monthly Rent Component will be in accordance with [Schedule B hereto][the definition set forth in the Lease Agreement].

J. Unit Premises will be fully amortized as of the last day of the Lease Term on __________ __, ____.

K. The Basic Rent for the Renewal Term (after the Property is fully amortized) equals fair market rental value.

L. Termination of the lease of the Equipment leased pursuant to this AFL ULR will be in accordance with the Lease Agreement.

M.   ACKNOWLEDGMENT AND EXECUTION
     ----------------------------

     The undersigned Lessor hereby leases to the undersigned Lessee, and the Lessee acknowledges delivery to it in good condition of the Unit Premises described on this AFL ULR. The Lessee agrees to pay the Basic Rent, Additional Rent and additional payments set forth in the Lease Agreement. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement, as it may from time to time be amended, which covenants, terms and conditions are hereby incorporated by reference. The terms used herein have the meaning assigned to them in the Lease Agreement.

     Electronic Arts Redwood, Inc.,    Flatirons Funding, Limited Partnership,
     Lessee                            Lessor
                                       By Flatirons Capital, Inc., its Managing
                                             General Partner



     By___________________________     By_____________________________
           Name:                             Name:
           Title:                            Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT C

                        FORM OF ACQUISITION CERTIFICATE
            WITH RESPECT TO UNIT PREMISES LOCATED AT __________/*/


            Electronic Arts Redwood, Inc., as agent ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement for Lease") dated as of March 7, 1997 entered into between Flatirons Funding, Limited Partnership ("Owner") and Agent, hereby certifies to Owner and Assignee as follows:

            1. Legal Description. Attached hereto at Tab 1 is a copy of the
               -----------------
               executed purchase and sale agreement and of the warranty deed, or, in the case of Unit Premises located in California, the grant deed or an original of the Ground Lease for the Unit Premises with an accurate and complete description of the metes and bounds or other legally sufficient description for the Unit Premises located at ___________.

            2. Unit Plans. Attached hereto at Tab 2 is a copy of the Unit
               ----------
               Plans for the Unit Improvement to be constructed on the Unit Premises, and initialed to show Agent's approval.

            3. Unit Budget. Attached hereto at Tab 3 is a true, complete, and
               -----------
               correct copy of the Unit Budget for the Unit, including an itemization of all costs incurred to date or to be incurred in connection with the acquisition of Owner's interest in the Unit Premises and with the construction and equipping of the Unit.

            4. Unit FF&E Specifications. Attached hereto at Tab 4 is a true,
               ------------------------
               complete and correct copy of the Unit FF&E Specifications initialed to show Agent's approval. [IF NO UNIT FF&E ARE CONTEMPLATED, PLEASE INDICATE THIS.]

            5. Title Insurance Policy and Premiums. Attached hereto at Tab 5
               -----------------------------------
               is a title insurance commitment or ALTA owner's policy for the benefit of Owner, issued by the Title Company with respect to the Unit Premises (i) where Owner is acquiring a fee interest in the Unit Premises, in the amount of the total Unit Budget, and (ii) where Owner is acquiring a leasehold interest in the Unit Premises, in an amount to be mutually agreed upon among Owner, Agent and any Assignee, together with legible copies of all


__________________________
 /*/ All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Lease.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

          11.  Representations of Guarantor.  All representations and warranties
               ----------------------------
               made in the Guaranty are and remain true and correct on and as of the date of the Initial Advance as if made on and as of the date of the Initial Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

          12.  Memorandum of Lease Agreement.  Attached hereto at Tab 7 are two
               -----------------------------
               original counterparts of a memorandum of lease agreement in the appropriate form for recording in the jurisdiction on which the Unit Premises are located, executed by Agent, as lessee.

          13.  Taxes.  All past and current taxes and assessments (excluding
               -----
               those which are due and payable but not yet delinquent) applicable to the Unit Premises have been paid in full.

          14.  Site Plan.  Attached hereto at Tab 8 is a site plan showing the
               ---------
               proposed location of the Unit Improvements to be constructed on the Unit Premises.

          15.  Insurance.  Attached hereto at Tab 9 are certificates of
               ---------
               insurance or other evidence certifying that the insurance carried or maintained on the Unit complies with the requirements of subsection 9.3 of the Agreement for Lease.

          16.  Environmental Affidavit and Report.  Attached hereto at Tab 10 is
               ----------------------------------
               an environmental affidavit duly executed by Agent and an environmental report which complies with the requirements of subsection 4(v) of the Agreement for Lease.

                                                    THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


               underlying documents of record affecting the Unit Premises, and evidence that all premiums in respect of such policies will be paid at the closing of title. If a joint protection policy is to be issued, attached as well is the letter of Agent explicitly agreeing to the conditions set forth in Exhibit J to the Agreement for Lease with respect to such policy.

          6.   Utilities.  All utility services and facilities (including,
               ---------
               without limitation, gas, electrical, water and sewage services and facilities) (a) which are necessary and required during the construction period have been completed or will be available in such a manner that construction will not be impeded by a lack thereof and (b) which are necessary for operation and occupancy of the Unit will be completed in such a manner and at such a time as will assure the opening and operation of the Unit on or before the Unit Completion Date.

          7.   Permits.  All Permits and governmental approvals required for
               -------
               the construction of the Unit Improvements have been or will be issued in such a manner that construction will not be impeded by a lack thereof. No work for which a Permit or governmental approval is required will be commenced or continued unless and until such Permit or governmental approval required therefor has been issued or obtained, and once issued or obtained will remain in full force and effect.

          8.   Construction Agreement.  There is [IS NOT] a Construction
               ----------------------
               Agreement, a true, complete, and correct copy of which is enclosed herewith.

          9.   Request for Advance.  Attached hereto at Tab 6 is a duly executed
               -------------------
               AIA Document G722 or a substantially similar document.

          10.  Representations of Agent.  (i) All costs and expenses which are
               ------------------------
               the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Unit Premises of which Agent has knowledge that are not Permitted Liens, (iii) all representations and warranties made in the Agreement for Lease, in the Lease, and in connection with the Initial Advance, are and remain true and correct on and as of the date of the Initial Advance and (iv) no Event of Default, Potential Default or, with respect to the Unit for which the Initial Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under the Agreement for Lease has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

          17.  Additional Matters.  Attached hereto at Tab 11 are such other
               ------------------
               documents and legal matters as have been requested by Owner or Assignee.


Dated:  __________ __, 19__

                             Electronic Arts Redwood, Inc.



                             By:____________________________________________
                               Name:
                               Title:


          Owner and Agent agree that the Designated Effective Date, if any, for such Unit is : ________________________ and the Unit Completion Date is
____________________________.

                             Electronic Arts Redwood, Inc.


                             By:____________________________________________
                               Name:
                               Title:

                             Flatirons Funding, Limited Partnership

                             By: Flatirons Capital, Inc., its Managing General Partner


                              By:___________________________________________
                                Name:
                                Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT D

                      FORM OF INTERIM ADVANCE CERTIFICATE
              WITH RESPECT TO UNIT PREMISES LOCATED AT __________
              IN CONNECTION WITH A REQUEST FOR AN INTERIM ADVANCE


          Electronic Arts Redwood, Inc., as agent ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of March 7, 1997, entered into with Flatirons Funding, Limited Partnership ("Owner"), delivers this Interim Advance Certificate pursuant to Section 5 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

          1.   Continuing Representations of Agent.  All representations and
               -----------------------------------
               warranties made in the Agreement, in the Lease, and in connection with the Interim Advance are and remain true and correct on and as of the date of the Interim Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Interim Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

          2.   Continuing Representations of Guarantor.  All representations and
               ---------------------------------------
               warranties in the Guaranty are and remain true and correct on and as of the date of the Interim Advance as if made on and as of the date of such Interim Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

          3.   Construction Progress.  If requested by Owner, attached hereto at
               ---------------------
               Tab 1 is (a) an inspection report from an independent party and
               (b) true copies of unpaid invoices, receipted bills and Lien waivers and such other supporting information as may be requested by Owner.

          4.   No Other Security Interests.  All materials and fixtures
               ---------------------------
               incorporated in the construction of the Unit Improvements have been purchased so that title thereto shall have vested in Owner immediately upon delivery thereof to the Unit Premises and if requested by Owner, attached hereto at Tab 2 are copies of the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto is claimed.

          5.   Statements of Expenditures.  Attached hereto at Tab 3 is a
               --------------------------
               statement

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

               setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor or subcontractor furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements, and of the use of all proceeds of the previous advance that have been advanced with respect to projected invoices or unincurred costs.

          6.   Request for Advance.  Attached hereto at Tab 4 is a duly executed
               -------------------
               AIA Document G722 or a substantially similar document.

          7.   Status of Title.  Attached hereto as Tab 5 is a notice of the
               ---------------
               continuation or an endorsement to the title insurance policy indicating that since the last disbursement there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions not theretofore specifically approved in writing by Owner, and if such Unit Premises are subject to a ground lease, an estoppel certificate as to the matters required by Section 5(d) of the Agreement for Lease.

          8.   Evidence of Compliance.  If requested, attached hereto at Tab 6
               ----------------------
               are such documents, reports, certificates, affidavits and other information as required by Owner and any Assignee to evidence compliance by Agent with all of the provisions of the Agreement.

          9.   Revised AFL Unit Leasing Record.  If such Interim Advance is
               -------------------------------
               being made after the Designated Effective Date, attached hereto at Tab 7 is a revised AFL Unit Leasing Record prepared and executed by Agent.

          10.  License Conditions.  Check if applicable ____.
               ------------------

               (a)  Construction and Equipment of the Unit.  To the extent
                    --------------------------------------
                    included in Redwood Phase 1 for a Redwood Unit, the Unit Improvements (including all interior finish work, but exclusive of punch list items) has been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent and all Unit FF&E for that Unit has been installed and conforms in all materials respects to the Unit FF&E Specifications and are accepted by Agent. Attached hereto at Tab 8 is a specific itemization of all items of Unit FF&E installed in such Unit.

               (b)  Permits.  All Permits and governmental approvals necessary
                    -------
                    for occupancy and primary use and operation of the Redwood Unit, as contemplated by Redwood Phase 1, have been issued or obtained.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

               (c)  Liens.  To the extent contemplated by Redwood Phase 1 for
                    -----
                    such Unit, the Unit, including interior finish work, has been completed as contemplated in paragraph (e) of Section 6 of the Agreement free of all Liens, except for Permitted Liens (all of which are to be itemized as to the nature, amount, claimant and status) and there are no current Permitted Contests with respect to the Unit (or, if any, the nature, amount, claimant and status thereof).

               (d)  Utilities.  Direct connection has been made to all
                    ---------
                    appropriate utility facilities and the Unit Improvements are ready for occupancy and operation, as contemplated by Redwood Phase 1.

               (e)  Flood Insurance.  Unless Agent is self-insured for such
                    ---------------
                    risks as permitted under the Lease, if the Unit Premises are located in a flood plain, attached hereto at Tab 10 is a policy of flood insurance in an amount equal to the lesser of (A) the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended, or (B) the amount of the Unit Acquisition Cost for the Unit.



     Dated:  __________, 19__

                                   Electronic Arts Redwood, Inc.



                                   By:__________________________________________
                                         Name:
                                         Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT E


                 FORM OF CERTIFICATE OF SUBSTANTIAL COMPLETION
              WITH RESPECT TO UNIT PREMISES LOCATED AT __________
               IN CONNECTION WITH A REQUEST FOR A FINAL ADVANCE

          Electronic Arts Redwood, Inc., as agent ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of March 7, 1997, entered into with Flatirons Funding, Limited Partnership ("Owner"), delivers this Certificate of Substantial Completion pursuant to Section 6 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

     1.   Satisfactory Title.  Attached hereto at Tab 1 is a notice of title
          ------------------
          continuation issued by the Title Company indicating that since the Initial Advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions not theretofore specifically approved in writing by Owner and, if such Unit Premises are subject to a Ground Lease, attached hereto is an estoppel certificate confirming that there are no defaults under the Ground Lease, and such other information as may be requested by Owner or Assignee.

     2.   Construction and Equipping of the Unit.  The Unit Improvements
          --------------------------------------
          (including all interior finish work, but exclusive of punch list items) has been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent and all Unit FF&E for that Unit has been installed and conforms in all material respects to the Unit FF&E Specifications and are accepted by Agent. Attached hereto at Tab 2 is a specific itemization of all items of Unit FF&E installed in such Unit.

     3.   Permits.  All Permits and governmental approvals necessary for the
          -------
          occupancy and primary use and operation of the Unit have been issued or obtained.

     4.   Liens.  The Unit, including interior finish work, has been completed
          -----
          as contemplated in paragraph (e) of Section 6 of the Agreement free of all Liens, except for Permitted Liens (all of which are to be itemized as to the nature, amount, claimant and status) and there are no current Permitted Contests with respect to the Unit (or, if any, the nature, amount, claimant and status thereof).

     5.   Final Survey.  Attached hereto at Tab 3 is a final survey showing the
          ------------
          completed Unit Improvements, all easements on the Unit Premises and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit Premises. No encroachments exist by the Unit Improvements or on the Unit Premises other than those that are Permitted Liens or that may have

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY

          been consented to by Owner and all set-back requirements have been complied with.

     6.   Utilities.  Direct connection has been made to all appropriate utility
          ---------
          facilities and the Unit Improvements are ready for occupancy and operation.

     7.   Flood Insurance.  Unless Agent is self-insured for such risks as
          ---------------
          permitted under the Lease, if the Unit Premises are located in a flood plain, attached hereto at Tab 4 is a policy of flood insurance in an amount equal to the lesser of (A) the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended, or (B) the amount of the Unit Acquisition Cost for the Unit.

     8.   Continuing Representations of Agent.  All representations and
          -----------------------------------
          warranties made in the Agreement, in the Lease, and in connection with this Final Advance are and remain true and correct on and as of the date of the Final Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

     9.   Continuing Representations of Guarantor.  All representation and
          ---------------------------------------
          warranties made in the Guaranty are and remain true and correct on and as of the date of the Final Advance as if made on and as of the date of the Final Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

     10.  AFL Unit Leasing Record.  Attached hereto at Tab 5 is a duly executed
          -----------------------
          AFL Unit Leasing Record, or if the Designated Effective Date has previously occurred, a duly executed revised AFL Unit Leasing Record prepared and executed by Agent.

     11.  Request for Advance.  Attached hereto at Tab 6 is a duly executed AIA
          -------------------
          Document G722 or a substantially similar document.

     12.  Statements of Expenditures.  Attached hereto at Tab 7 is a statement
          --------------------------
          setting forth the names, addresses and amounts due as well as the amounts previously paid to every contractor or subcontractor furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements, and of the use of all proceeds of the previous advance that have been advanced with respect to projected invoices or unincurred costs.

Dated:  _____________, 19__

                                        Electronic Arts Redwood, Inc.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY



                                   By:__________________________________________
                                          Name:
                                          Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT F


                     FORM OF CERTIFICATE OF INCREASED COST
              WITH RESPECT TO UNIT PREMISES LOCATED AT __________
             IN CONNECTION WITH A REQUEST FOR A COMPLETION ADVANCE

          Electronic Arts Redwood, Inc. as agent ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of March 7, 1997, entered into with Flatirons Funding, Limited Partnership ("Owner"), delivers this Certificate of Increased Cost pursuant to Section 7 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

     1.   Continuing Representations of Agent.  All representations and
          -----------------------------------
          warranties made in the Agreement, in the Lease, and in connection with this Completion Advance are and remain true and correct on and as of the date of the Completion Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Completion Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

     2.   Continuing Representations of Guarantor.  All representations and
          ---------------------------------------
          warranties made in the Guaranty are and remain true and correct on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the Guaranty has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

     3.   Revised AFL Unit Leasing Record.  Attached hereto at Tab 1 is a
          -------------------------------
          revised AFL Unit Leasing Record prepared by Agent.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


     4.   Request for Advance.  Attached hereto at Tab 2 is a duly executed AIA
          -------------------
          Document G722 or a substantially similar document.

Dated: ____________, 19__

                                   Electronic Arts Redwood, Inc.



                                   By:_________________________________
                                        Name:
                                        Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT G

                              FF&E SPECIFICATIONS



                    Intentionally left blank at this time.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT H

                            ENVIRONMENTAL AFFIDAVIT

STATE OF _________________)
                              ) ss.
COUNTY OF ________________)

          ________________ being duly sworn, hereby deposes and says:

          1. Deponent is the __________ of Electronic Arts Redwood, Inc. ("Agent"), the agent under a certain Amended and Restated Agreement for Lease, dated as of March 7, 1997 (the "Agreement for Lease"), entered into with Flatirons Funding, Limited Partnership ("Owner"). Agent is herewith delivering to Owner and ___________ (the "Assignee") an Acquisition Certificate with respect to a [fee] [leasehold] interest in certain premises located at __________, in the City of __________, County of ___________, State of
___________. This Affidavit is made by Deponent to induce (a) Owner to accept the Unit Premises under the Agreement for Lease and (b) the Assignee to extend certain financial accommodations to Owner as referred to in, and to be secured by, inter alia, a [Leasehold] [Deed of Trust] [Mortgage] to encumber the Unit in
    ----- ----
the principal amount of [up to] $___________. Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Agreement for Lease.

          2. Except as described in the Environmental Report (hereinafter defined), and after all appropriate inquiry into previous ownership and uses of the Unit in a manner consistent with good commercial or customary practices, Agent has no actual knowledge and has not given or received any notice indicating, and has no reason to believe, that (a) any prior or present owner, operator, tenant, occupant, or licensee of any portion of the Unit has used, handled, treated, generated, imported, processed, produced, stored, spilled, released, transported, disposed of, or discharged (collectively, "managed") any Hazardous Substances (hereinafter defined) on, from, beneath or affecting the Unit or any portion thereof, except in strict compliance with all applicable Environmental Regulations (hereinafter defined); (b) there has been a release of any Hazardous Substances (i) on, from or beneath the Unit Premises or which affects the Unit Premises, or (ii) at any location where any Hazardous Substances managed on or in connection with the Unit Premises have been transported, treated, stored, handled, disposed, transferred, recycled or received, whether by Agent or any other Person for whose conduct Agent is or may be held responsible under applicable Environmental Regulations; (c) any prior or present owner, operator, tenant, occupant, or licensee of any portion of the Unit Premises or any other Person for whose conduct any of the foregoing is or may be held responsible under applicable Environmental Regulations, has received any notice, directive, citation, subpoena, summons, order to show cause, complaint or other communication from any governmental authority or entity or Person with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof; (d) any threat exists of a discharge, release, seepage or migration of any Hazardous Substances from any portion of the Unit Premises to the surrounding property or from the surrounding property to any portion of the Unit Premises; (e)

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


there are currently no agreements, consent orders, decrees or other directives of any applicable court or governmental or quasi-governmental agency requiring any tests, studies, inspections, work, monitoring or other removal or remedial activities with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof, or any threatened proceeding concerning the Unit Premises or any portion thereof which is related to Environmental Regulations; (f) there are currently any claims, actions, injunctions, decrees, writs, orders, judgments, proceedings, or investigations filed, pending or threatened against Agent or the Unit Premises with respect to the management of any Hazardous Substances on, from or beneath the Unit Premises or in any way affecting the Unit Premises or any portion thereof; (g) there are any underground or above ground storage tanks (whether or not currently in use) located on the Unit Premises, nor to the best of Agent's knowledge after due inquiry have there ever been any such tanks located on the Unit Premises; and
(h) there are any dams, reservoirs, wetlands or watercourses at or adjacent to the Unit Premises, and that any wells, water discharges and other water diversions on the Unit Premises are not registered and/or permitted under and in compliance with Environmental Regulations.

          3. Agent or any Affiliate of Agent has not given notice to any insurance broker or insurance carrier that there has been an occurrence relating to the management or release of Hazardous Substances on, from, beneath, or affecting the Unit Premises or any portion thereof.

          4. Agent has obtained and will maintain and is in compliance with all permits, licenses, registration and authorizations which are required under applicable Environmental Regulations with respect to its intended operation of the Unit Premises.

          5. Agent has not, by contract, agreement, or otherwise, arranged for disposal or treatment, or arranged with a transporter for transport for disposal or treatment, of any Hazardous Substances to any location which is listed on the National Priorities List under CERCLA (as hereinafter defined) or which is listed for possible inclusion on the National Priorities List, or which is the subject of any regulatory action which may lead to claims under CERCLA.

          6. Agent knows of no facts or circumstances related to environmental matters concerning the Unit Premises that are reasonably likely to lead to the assertion of environmental claims against Owner, Agent, or any affiliate of Owner or of Agent.

          7. For purposes of this document, the following terms shall have the following meanings: (i) "Environmental Regulations" shall mean each and every applicable federal, state or local law, statute, ordinance, code, rule, order, regulation, or other published requirement (including, but not limited to, consent decrees and administrative orders), regulating, relating or imposing obligations, liabilities or standards of conduct with respect to human health or safety, to the environment, or to Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA") (42 U.S.C. (S) 9601, et seq.), as amended
                                                          -- ---
by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. (S)(S) 9601-9675), the Resource Conservation and

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


Recovery Act, as amended (42 U.S.C. (S) 6901, et seq.), the Emergency Planning
                                              -- ---
and Community Right-To-Know Act, as amended (42 U.S.C. (S) 11001, et seq.), the
                                                                  -- ---
Water Pollution Control Act, as amended (33 U.S.C. (S) 1251, et seq.), the
                                                             -- ---
Hazardous Materials Transportation Act, as amended (49 U.S.C. (S) 1801, et
                                                                        --
seq.), the Toxic Substances Control Act, as amended (15 U.S.C. (S) 2601, et
---                                                                      --
seq.), and any so called "Superfund" or "Superlien" law, (ii) "Environmental
---
Report" shall mean the environmental report delivered pursuant to paragraph (v) of Section 4 of the Agreement for Lease to and accepted by Owner and the Assignee in connection with the acquisition of the Unit Premises, and (iii) "Hazardous Substances" shall mean, without limitation, any solid, liquid or gaseous wastes, substances or materials containing or constituting urea formaldehyde, polychlorinated biphenyls, petroleum products, methane, radioactive materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, pollutants, or any other substance, material, chemical compound, waste or item defined as or determined by a governmental authority having jurisdiction to be hazardous or toxic pursuant to any Environmental Regulations applicable to the Unit Premises or the business operations conducted thereon.

          8. It is hereby acknowledged and confirmed that the indemnification obligation of Agent set forth in Section 12 of the Agreement for Lease and in
Section 11 of the Lease (referred to therein) to the parties therein named shall include, without limitation, all liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of the noncompliance with any applicable Environmental Regulations by Agent or with respect to the Unit Premises and/or any improvements now or hereafter situated on the Unit Premises.

                                   Electronic Arts Redwood, Inc.



                                   By:___________________________________

                                   Title:________________________________

Sworn to before me on this
______ day of ___________, 199__



_________________________
       Notary Public

My commission expires:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT I

                           ISSUES TO BE ADDRESSED IN
                             ENVIRONMENTAL REPORT


DOCUMENT REVIEW

     1.   Description of site and improvements and current owner.

     2. History of site, including previous and current land uses and business operations (e.g., chemical use, waste disposal practices, manifests, chemical spills, releases).

     3. Environmental status of site, including current chemical use and waste disposal practices (storage areas, dumps, treatment, off-site disposal activities), underground storage tanks, emissions and discharges (air, water, hazardous waste, sewage, stormwater, and any notices of violation or consent orders) and neighboring environmental conditions, locating the nearest RCRA generator, the nearest Superfund site, the nearest landfill/disposal area, and the nearest underground storage tanks.

     4. Regulatory Agency Records Search (contact Federal, State, County, Municipal, and Township offices for information about permit status, inspections, registrations, violations, judgments, liens, consent orders).

AERIAL PHOTO REVIEW (WHERE AVAILABLE)

     (Contact US/State Geological Survey, Soil Conservation Service, and Local Planning Commission for any available photos)

     1. Review for natural features and the progression, over time, of those natural features, e.g., topography (slope, drainage), soil cover (discolored, disturbed, paved), surface water (location of bodies of water relative to slopes, property boundaries, structures; slicks or discoloration; dumping), vegetation, and natural hazards (sinkholes, slides, erosion, flooding).

     2. Review for indications of past uses, e.g., location and type of structures, including pipelines and tanks; roads, railroads; truck depots, railroad cars, and other potential means for transporting contaminants/wastes; open trenches, pits and scars, including possible disposal practices; piles of debris, trash, slag, drums, etc.; activities on and condition of adjacent sites.

SITE WALKOVER

     1. Developed/undeveloped; operating/abandoned; accessibility (roads, paths,

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          railroads); man-made barriers, such as fences; natural barriers, such as water and steep slopes; proximity to towns, bodies of water, highways, railroads, etc.; nature of adjacent sites (residential, industrial, undeveloped) and regional topography.

     2. Settling or sinking of land surface, natural surface drainage (direction, on-site or off-site, basins, etc.), bedrock and wetlands.

     3. Soil and ground cover: exposed or paved, soil cover (native to area or disturbed, possibility of fill, particularly if trash or debris mixed
          in); rubble disposal areas; staining, discoloration; odors.

     4. Surface water: standing or flowing; apparent depth; overall drainage of site; drainage from pipes and drains of improvements, discoloration of water, surface slicks; trash in surface water, absence of plant or animal life.

     5. Ground water, especially any existing wells or monitoring wells which should be checked for discoloration and odor; lagoons, holding ponds.

     6. Vegetation: apparent age and condition (healthy, stressed, dying, dead).

     7. Natural hazards: sinkholes, natural subsidence, slides, or erosion, and potential for flooding.

     8.   Transformers/capacitors.

     9.   Asbestos insulation, fireproofing, etc.

     10.  Drums (waste, inventory or product).

     11.  Storage tanks (above or below ground tanks).

     12.  Urea formaldehyde foam insulation.

INTERVIEWS

     1. Employees at site, if relevant on basis of other information, residents or businesses adjacent to site, and State, County, Municipal and Township Recording Officers.

     2. Information that may be obtained should address property history, and should supplement and confirm the information obtained above through review of documents, aerial photos and site walkover.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT J

                    CONDITIONS FOR ACCEPTANCE BY OWNER OF A
                    JOINT PROTECTION TITLE INSURANCE POLICY
                             (the "Title Policy")

1. Unless and until Owner shall have received performance and payment in full of (a) the Unit Acquisition Cost if such Unit Premises are then subject of this Agreement or (b) the Adjusted Acquisition Cost if such Unit is then subject to the Lease, Agent shall not without the prior written consent of Owner, which consent shall not be unreasonably withheld, make any claim under the Title Policy;

2. Any insurance payment, damages or award made under or with respect to any claim made on the Title Policy with respect to such Unit or Unit Premises shall be paid to Owner to the extent of the Unit Acquisition Cost if then subject to this Agreement or the Adjusted Acquisition Cost if then subject to the Lease, and the balance, if any, shall be paid to Agent, provided that if such Unit or Unit Premises is then subject to the Lease, a corresponding reduction in the Monthly Rent Component (as defined in the Lease) shall be made pursuant to the terms of the Lease;

3. Upon any termination of this Amended and Restated Agreement or the Lease with respect to such Unit or Unit Premises, and provided that upon such termination neither Agent nor any purchaser designated by Agent shall acquire title to such Unit or Unit Premises, Agent shall have no further rights or interests under or with respect to the Title Policy with respect to such Unit or Unit Premises or any proceeds thereof;

4. On termination of this Amended and Restated Agreement or the Lease with respect of such Unit or Unit Premises and provided that upon such termination Agent or a party designated by Agent shall have acquired title to such Unit or Unit Premises and Owner shall have received the Unit Acquisition Cost therefor if such Unit or Unit Premises is subject to this Agreement or the Adjusted Acquisition Cost therefor if then subject to the Lease, Owner shall have no further rights or interests under or with respect to the Title Policy with respect to such Unit or Unit Premises or any proceeds thereof;

5. Owner shall hold the original Title Policy so long as Owner has an interest in such policy or any proceeds thereof; and

6. If Agent makes a claim other than as agreed to herein, Owner shall be permitted to treat such action as an Event of Default under this Agreement or if then subject to the Lease, under the Lease.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT K

                         ELECTRONIC ARTS REDWOOD, INC.
                          1450 Fashion Arts Boulevard
                          San Mateo, California 94404



                                 March 7, 1997


Flatirons Funding, Limited Partnership
c/o ML Leasing Equipment Corp.
  Project and Lease Finance Group
World Financial Center
North Tower - 27th Floor
250 Vesey Street
New York, New York 10281-1327

          Re:  Amended and Restated Agreement for Lease
               ----------------------------------------

Gentlemen:

          Reference is made to the Amended and Restated Agreement for Lease dated as of March 7, 1997 (the "Agreement for Lease") between Flatirons Funding, Limited Partnership ("Owner") and Electronic Arts Redwood, Inc. ("Agent"). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement for Lease.

          Agent has received an Initial Advance with respect to the acquisition of certain Unit Premises located at the northwestern corner of the intersection of Twin Dolphin Drive and Redwood Shores Parkway, Redwood City, California, as more particularly described on Schedule A to this Exhibit K (the "Existing Premises"). Subsequent to the date hereof, with the consent of Owner, such Unit Premises will be reconfigured and subdivided into the Headquarters Unit Premises, Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit Premises No. 4. Because construction did not commence immediately on the foregoing Unit Premises, the Agent previously received a waiver of certain requirements of Section 4 of the Agreement for Lease until such time as construction of the Unit Improvements thereon was scheduled to commence.

          Although, pursuant to letter agreement, dated as of February 14, 1995 between Owner and Agent ("Prior Letter Agreement"), Agent was obligated to provide to Owner a certificate substantially in the form of Schedule B hereto in respect of the Unit Premises which includes the Headquarters Unit Premises and the Redwood Units prior to initiating construction activities thereon, construction of the Headquarters Unit Improvements has commenced, and such certificate was not provided. As required by the Prior Letter Agreement, Agent delivers to

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


you herewith completed certificates, in the form attached to the Prior Letter Agreement, for the Headquarters Unit and Redwood Phase 1 of each Redwood Unit. Owner and Assignee (i) acknowledge that such certificates have been accepted and
(ii) Owner waives, and Assignee consents to the waiver of, any Event of Unit Termination or Event of Default resulting from the Agent's failure to deliver such certificates prior to the commencement of construction of the Headquarters Unit.

          In addition, because the Headquarters Unit Premises, Redwood Unit Premises No. 2, Redwood Unit Premises No. 3, and Redwood Unit Premises No. 4 will not legally exist until Recordation, Agent hereby agrees that the Subdivision Map will be recorded in exactly the form of Exhibit L to the Agreement for Lease no later than June 15, 1997 and that failure to do so will constitute an Event of Unit Termination. For purposes hereof, and, except as expressly provided herein, for all other purposes under the Agreement for Lease, including, without limitation, subsection 11.3, until Recordation the Existing Premises shall be deemed to be a Unit Premises, regardless of whether advances made or being made have been allocated to the Headquarters Unit Premises, to one or more Redwood Unit Premises, or to the Existing Premises as a whole.

          In addition to the foregoing, Agent acknowledges and agrees that until the Subdivision Map has been recorded in accordance with this letter:

          1. Agent shall have no rights of purchase under Section 19, no rights to any license under Section 20, and no rights under Section 21; and

          2. Agent shall maintain a single policy of title insurance in the amount of $150,000,000 with respect to the Existing Premises, provided that such policy complies in all other respects with the Agreement for Lease, and provided further that upon the recordation of the Subdivision Map, (a) such title policy shall be amended and reissued as four separate title policies, each in the respective amounts of the Unit Budgets for the Headquarters Unit, Redwood Unit Premises No. 2., Redwood Unit Premises No. 3, and Redwood Unit Premises No.4, and otherwise complying with the Agreement for Lease, and (b) Agent shall execute, with respect to the Headquarters Unit and each Redwood Unit, an amended and restated memorandum of lease amending and restating the Memorandum of Lease originally recorded against the Existing Premises, or at Owner's option, Agent shall execute such memoranda prior to recordation of the Subdivision Map.

          Notwithstanding that the Subdivision Map has not been recorded, Unit Plans, Unit FF&E, and Unit Budgets shall be delivered with respect to the Headquarters Unit and each Redwood Unit, and all advances requested by Agent shall be allocated to the Headquarters Unit or to a Redwood Unit, in the same manner as if the Subdivision Map had been recorded and in order to give maximum effect to the intent of the Agreement for Lease as drafted. The Unit Acquisition Cost of the Existing Unit Premises shall equal the sum of the Unit Acquisition Cost of the Headquarters Unit Premises and the Redwood Unit Premises.

          In addition, Agent hereby requests your consent to the following with respect to each of the Redwood Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


Premises No. 4.:

          1. Limitation of the amount of title insurance required for each Redwood Unit pursuant to Subsection 4(g) of the Agreement for Lease to the Unit Budget for Redwood Phase 1 until construction for Redwood Phase 2 is scheduled to commence. At such time, the title policy will be amended to increase the amount of title insurance to the amount of the Unit Budget for Redwood Phase 2 inclusive of a pending improvements endorsement.

          2. Waiver of the requirement to deliver the site plan for a Redwood Unit required by Subsection 4(i) in respect of the Unit Plans for Redwood Phase 2 until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          3. Waiver of the requirement to make the representation for a Redwood Unit required by Subsection 4(1) in respect of the Unit Plans for Redwood Phase 2 until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          4. Waiver of the requirement to deliver a copy of the Construction Agreement for Redwood Phase 2 of a Redwood Unit required by Subsection 4(o) until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          5. Waiver of the requirement to deliver a copy of the Unit Plans required for Phase 2 of a Redwood Unit by Subsection 4(p) until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          6. Waiver of the requirement to deliver a copy of the Unit Budget required for a Redwood Unit by Subsection 4(q) in respect of the Unit Plans for Redwood Phase 2 until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          7. Waiver of the requirement to carry Builders All-Risk insurance required by Subsection 4(r) and Subsection 9.3 for a Redwood Unit with respect to construction for Redwood Phase 2 at such Unit until construction is scheduled to commence on Redwood Phase 2 at such Unit.

          Agent represents, warrants and covenants to Owner and Assignee that
(a) no construction will be commenced in respect of Redwood Phase 2 at a Redwood Unit until Recordation and until Agent has delivered to Owner and any Assignee a Construction Certificate in the form of Schedule A attached hereto, together with all documentation required thereby and Owner and Assignee shall have deemed the contents thereof satisfactory in form and substance, (b) no construction will be commenced on Redwood Phase 2 of Redwood Unit Premises No. 2, Redwood Unit Premises No. 3, and Redwood Premises No. 4 until Agent and Owner shall have agreed as to the Designated Effective Date and the Unit Completion Date applicable thereto, and (c) the commencement of any such construction prior to such agreement and prior to delivery of such Construction Certificate and required documentation to and approval from Owner and any Assignee will constitute an Event of Unit Termination with respect to such Unit.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          Within seven (7) Business Days following Owner's and any Assignee's receipt of the Construction Certificate and related documents required by this letter, Owner and Assignee (or their respective counsel) shall notify Agent if the contents thereof are satisfactory in form and substance and the conditions for the commencement of construction have been satisfied. If Owner and any Assignee shall not have so notified Agent within such seven Business Day period that such conditions have not been satisfied, then construction may commence.

          If Agent wishes to request an advance simultaneously with the submission of the Construction Certificate, the advance shall be requested as an Interim Advance, and Agent shall submit a separate Interim Advance Certificate with its attachments along with the Construction Certificate and its attachments.

          Agent requests that you indicate your agreement and consent to the foregoing by signing and dating in the appropriate space below.

          Except as specifically modified herein, all other terms, provisions and conditions of the Agreement for Lease remain unmodified and in full force and effect, and are hereby ratified and confirmed.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


          This letter may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

                              Very truly yours,

                              ELECTRONIC ARTS REDWOOD, INC.



                              By:___________________________________
                                     Name:
                                     Title:


Accepted and Agreed this 7th day
of March, 1997

FLATIRONS FUNDING, LIMITED PARTNERSHIP
By Flatirons Capital, Inc., its
Managing General Partner


By:__________________________________
       Name:
       Title:


Consented to this 7th day
of March, 1997

THE DAI-ICHI KANGYO BANK, LIMITED,
 NEW YORK BRANCH, AS AGENT


By:__________________________________
       Name:
       Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                            SCHEDULE A TO EXHIBIT K

                    Legal Description of Existing Premises


All of that certain real property located in the State of California, County of San Mateo, City of Redwood City, described as follows:

     Parcel C as shown on that certain map entitled "PARCEL MAP 84-10, CITY OF REDWOOD CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on December 31, 1984 in Volume 55 of Parcel Maps at pages 55, 56 and 57.

A.P. No.:  095-233-130                                  JPN 106 003 000 07 All T

     Lot 2, as shown on that certain map entitled "SHORES CENTER UNIT NO. 2, CITY OF REDWOOD CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California, on October 15, 1984 in Book 112 of Maps at page(s) 20-22.

A.P. No.:  095-221-080                                      JPN 112 020 000 02 T
A.P. No.:  095-221-090

     Lot 1 as shown on that certain map entitled "SHORES CENTER UNIT NO. 3 BEING A SUBDIVISION OF A PORTION OF THE LANDS DESCRIBED IN VOLUME 6402 O.R. PAGE 76 AND VOLUME 4982 O.R. PAGE 222 SAN MATEO COUNTY RECORDS, CITY OF REDWOOD CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California, on October 15, 1984 in Book 112 of Maps at page(s) 23, 24 and 25.

A.P. No.:  095-221-100                                      JPN 112 023 000 01 T

     Lot 2 as shown on that certain map entitled "SHORES CENTER UNIT NO. 3 BEING A SUBDIVISION OF A PORTION OF THE LANDS DESCRIBED IN VOLUME 6402 O.R. PAGE 76 AND VOLUME 4982 O.R. PAGE 222 SAN MATEO COUNTY RECORDS, CITY OF REDWOOD CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California, on October 15, 1984 in Book 112 of Maps at page(s) 23, 24 and 25.

A.P. No.:  095-221-110                                      JPN 112 023 000 02 T

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                            SCHEDULE B TO EXHIBIT K

                           CONSTRUCTION CERTIFICATE


          Electronic Arts Redwood, Inc., as Agent under the Amended and Restated Agreement for Lease dated as of March 7, 1997 (the "Agreement for Lease") entered into with Flatirons Funding, Limited Partnership ("Owner") delivers this Construction Certificate with respect to [the Headquarters Unit], [Redwood Unit Premises No. 2], [Redwood Unit Premises No. 3] [Redwood Unit Premises No. 4]. All terms used in this Certificate shall have the meaning given such terms in the Agreement for Lease.

          Agent hereby certifies to Owner and Assignee as follows:

          1.   TITLE INSURANCE.  Attached hereto at Tab 1 are endorsements
               ---------------
issued by the Title Company to the existing title insurance policy increasing coverage to the amount required under Subsection 4(g) of the Agreement for Lease or, if the Subdivision Map has not been filed, to the amount required by Exhibit K, and adding a pending improvements clause thereto (as well as such additional endorsements as may be requested by Owner and any Assignee), together with legible copies of all underlying documents of record affecting the Unit Premises that have not previously been delivered to Owner and any Assignee, and evidence that the premium in respect of such policy and endorsements has been paid in full.

          2.   SITE PLAN.  Attached hereto at Tab 2 is the site plan prepared by
               ---------
Agent showing the proposed location of the Unit Improvements to be constructed on the Unit Premises pursuant to the Unit Plans therefor.

          3.   AVAILABILITY OF UTILITIES.  All utility services and facilities
               -------------------------
(including, without limitation, gas, electrical, water and sewage services and facilities) (a) which are necessary and required during the construction period have been completed or will be available in such as manner as to assure Owner that construction will not be impeded by a lack thereof, and (b) which are necessary for operation and occupancy of the Unit are or will be completed in such a manner and at such a time as will assure the opening and operation of the Unit on or before the Unit Completion Date.

          4.   PERMITS.  All Permits and governmental approvals required for the
               -------
construction of the Unit Improvements have been or will be issued or obtained in such a manner as to assure Owner that construction will not be impeded by a lack thereof, and all Permits and governmental approvals required therefor which have been issued or obtained are in full force and effect.

          5.   UNIT PLANS.  Attached hereto at Tab 3 is a copy of the Unit
               ----------
Plans.

          6.   UNIT BUDGET.  Attached hereto at Tab 4 is a copy of the Unit
               -----------
Budget.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


Agent certifies that such Unit Budget (a) is true, complete, and correct, (b) accurately represents all expected costs of the Unit, and (c) is within the dollar limits set forth in the first sentence of subsection 2.2 of the Agreement for Lease.

          7.   BUILDERS' ALL RISK INSURANCE.  Attached hereto at Tab 5 is a
               ----------------------------
certificate of insurance certifying that the policy of All Risk Builders' Risk Completed Value Non-Reporting Form Insurance, including collapse coverage and fire insurance with extended coverage in an amount not less than one hundred percent (100%) of the completed insurable value of the Unit Improvements and Unit FF&E, in accordance with Subsection 9.3 of the Agreement for Lease, has been obtained and is in full force and effect. Agent further certifies to Owner and Assignee that all insurance carried or maintained on the Unit required by the Agreement for Lease has been obtained and is in full force and effect.

          8.   UNIT FF&E SPECIFICATIONS.  Attached hereto at Tab 6 is a true and
               ------------------------
complete copy of the Unit FF&E Specifications, if any, with respect to such Unit.

          9.   ADDITIONAL MATTERS.  Attached hereto at Tab 7 are such other
               ------------------
documents and legal matters in connection with this Construction Certificate as may be reasonably requested by Owner and any Assignee.

Dated:  _____________ ___, 199__.


                              ELECTRONIC ARTS REDWOOD, INC.


                              By:__________________________________
                                     Name:
                                     Title:

          Owner and Agent agree that the Designated Effective Date, if any, for such Unit is : ________________________ and the Unit Completion Date is
____________________________.

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                              Electronic Arts Redwood, Inc.


                              By:___________________________________
                               Name:
                               Title:

                              Flatirons Funding, Limited Partnership

                              By:   Flatirons Capital, Inc., its Managing
                                    General Partner


                              By:___________________________________
                               Name:
                               Title:

                                                     THIS AGREEMENT FOR LEASE IS
                                                    CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT L



          DESCRIPTION OF HEADQUARTERS UNIT PREMISES, REDWOOD UNIT PREMISES NO. 2, REDWOOD UNIT PREMISES NO. 3 AND REDWOOD UNIT PREMISES NO. 4


          A.   HEADQUARTERS UNIT PREMISES

               Lots 3 and 4, and Parcels A and C, as set forth on pages 3 and 4 of the Subdivision Map immediately following this page.


          B.   REDWOOD UNIT PREMISES NO. 2


               Lot 2, as set forth on pages 3 and 4 of the Subdivision Map immediately following this page.


          C.   REDWOOD UNIT PREMISES NO. 3


               Lots 5 and 6, and Parcel B, as set forth on pages 3 and 4 of the Subdivision Map immediately following this page.


          D.   REDWOOD UNIT PREMISES NO. 4


               Lot 1, as set forth on pages 3 and 4 of the attached Subdivision Map immediately following this page.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
                                                                                                               ----
SECTION 1.     DEFINITIONS..................................................................................      2

     1.1       Defined Terms................................................................................      2
     1.2       Other Definitional Provisions................................................................     11

SECTION 2.     APPOINTMENT OF AGENT.........................................................................     12

     2.1       Appointment and Duties of Agent..............................................................     12
     2.2       Cost and Completion of a Unit................................................................     12
     2.3       Lease of a Unit and Certain Special Provisions Applicable to Redwood
               Unit Premises No. 2, Redwood Unit Premises No. 3 and Redwood Unit
               Premises No. 4...............................................................................     13
     2.4       Powers of Agent..............................................................................     14

SECTION 3.     ADVANCES.....................................................................................     15

     3.1       Agreement to Make Advances...................................................................     15
     3.2       Procedure for Advances.......................................................................     15
     3.3       Determination of Amounts of Advances.........................................................     16
               (a)  Initial Advance.........................................................................     16
               (b)  Interim Advances........................................................................     16
               (c)  Final Advance...........................................................................     16
               (d)  Completion Advance......................................................................     17
     3.4       Partial Advances.............................................................................     17

SECTION 4.     CONDITIONS PRECEDENT TO THE INITIAL ADVANCE WITH
               RESPECT TO A UNIT............................................................................     17

               (a)  Lease and Guaranty......................................................................     17
               (b)  Acquisition Certificate.................................................................     17
               (c)  Deed....................................................................................     17
               (d)  Memorandum of Lease Agreement...........................................................     18
               (e)  Ground Lease............................................................................     18
               (f)  Taxes...................................................................................     18
               (g)  Title Insurance Policy..................................................................     18
               (h)  Survey..................................................................................     19
               (i)  Site Plan...............................................................................     19
               (j)  Availability of Utilities...............................................................     19
               (k)  Flood Zone..............................................................................     19
               (l)  Permits.................................................................................     19
               (m)  Opinion of Counsel for Agent............................................................     19
               (n)  Opinion of Counsel for Guarantor........................................................     20

                                                                                                               Page
                                                                                                               ----
               (o)  Construction Agreement..................................................................     20
               (p)  Unit Plans..............................................................................     20
               (q)  Unit Budget.............................................................................     20
               (r)  Certificates of Insurance...............................................................     20
               (s)  Request for Advance.....................................................................     20
               (t)  Continuing Representations of Guarantor.................................................     21
               (u)  Unit FF&E Specifications................................................................     21
               (v)  Environmental Affidavit and Report......................................................     21
               (w)  Use of Proceeds, No Liens and Representations of Agent..................................     21
               (x)  Additional Matters......................................................................     21
               (y)  Designated Effective Date...............................................................     21

SECTION 5.     CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES
               AFTER THE INITIAL............................................................................     22

               (a)  Interim Advance Certificate.............................................................     22
               (b)  Continuing Representations of Agent.....................................................     22
               (c)  Continuing Representations of Guarantor.................................................     22
               (d)  Satisfactory Title......................................................................     22
               (e)  Construction Progress...................................................................     23
               (f)  Evidence of Compliance..................................................................     23
               (g)  Request for Advance and Reconciliation..................................................     23
               (h)  No Other Security Interests.............................................................     23
               (i)  Statement of Expenditures...............................................................     24
               (j)  Revised AFL Unit Leasing Record.........................................................     24
               (k)  Exhibit K Conditions....................................................................     24
               (l)  License Conditions......................................................................     24

SECTION 6.     CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO A UNIT.............................     24

               (a)  Certificate of Substantial Completion...................................................     24
               (b)  Satisfactory Title......................................................................     24
               (c)  Construction and Equipping of the Unit..................................................     25
               (d)  Permits.................................................................................     25
               (e)  Liens...................................................................................     25
               (f)  Final Survey............................................................................     25
               (g)  Utilities...............................................................................     25
               (h)  Flood Zone..............................................................................     25
               (i)  Continuing Representations of Agent.....................................................     26
               (j)  Continuing Representations of Guarantor.................................................     26
               (k)  AFL Unit Leasing Record.................................................................     26
               (l)  Request for Advance.....................................................................     26
               (m)  AFL Unit Leasing Record.................................................................     26

SECTION 7.     CONDITIONS PRECEDENT TO THE COMPLETION ADVANCE

                                                                                                               Page
                                                                                                               ----
               WITH RESPECT TO A UNIT.......................................................................     26

               (a)  Certificate of Increased Cost...........................................................     27
               (b)  Continuing Representations of Agent.....................................................     27
               (c)  Continuing Representations of Guarantor.................................................     27
               (d)  Request for Advance.....................................................................     27
               (e)  Revised AFL Unit Leasing Record.........................................................     27

SECTION 8.     REPRESENTATIONS AND WARRANTIES OF AGENT......................................................     27

     8.1       Corporate Matters............................................................................     27
     8.2       Power and Authority..........................................................................     28
     8.3       Binding Agreement............................................................................     28
     8.4       No Litigation................................................................................     28
     8.5       Consents, Approvals, Authorizations, Etc.....................................................     28
     8.6       Compliance with Legal Requirements and Insurance Requirements................................     29
     8.7       No Default...................................................................................     29
     8.8       Ownership; Liens.............................................................................     29
     8.9       Financial Statements.........................................................................     29
     8.10      Changes......................................................................................     29
     8.11      Suitability of Each Unit Premises............................................................     29
     8.12      ERISA........................................................................................     30
     8.13      Ground Lease.................................................................................     30
     8.14      Status of Agent..............................................................................     30

SECTION 9.     AFFIRMATIVE COVENANTS........................................................................     30

     9.1       Performance under Other Agreements...........................................................     30
     9.2       No Encroachments.............................................................................     30
     9.3       Insurance....................................................................................     31
               (a)  Insurance with respect to each Unit Premises, the Unit Improvements, Unit
                    FF&E and Unit...........................................................................     31
               (b)..........................................................................................     31
     9.4       Inspection of Books and Records..............................................................     31
     9.5       Expenses.....................................................................................     31
     9.6       Certificates: Other Information..............................................................     32
     9.7       Conduct of Business and Maintenance of Existence.............................................     33
     9.8       Notices......................................................................................     33
     9.9       Legal Requirements and Insurance Requirements................................................     34
     9.10      Payment of Taxes.............................................................................     34
     9.11      Filings, Etc.................................................................................     34
     9.12      Use of Proceeds..............................................................................     34
     9.13      Compliance with Other Requirements...........................................................     35

SECTION 10.    NEGATIVE COVENANTS...........................................................................     35

                                                                                                              Page
                                                                                                              ----
     10.1      Changes in Unit Plans or Unit Budget Plans...................................................    35
     10.2      Prohibition of Fundamental Changes...........................................................    35
     10.3      Notification of Opening of a Unit............................................................    35
     10.4      Acquire Fee or Leasehold Interest............................................................    35
     10.5      Assignment of Obligations....................................................................    36

SECTION 11.    EVENTS OF DEFAULT AND EVENTS OF UNIT TERMINATION.............................................    36

     11.1      Events of Default............................................................................    36
               (a)  Failure to Make Payments................................................................    36
               (b)  Unauthorized Assignments, Etc...........................................................    36
               (c)  Misrepresentations......................................................................    36
               (d)  Involuntary Bankruptcy, Etc.............................................................    36
               (e)  Voluntary Bankruptcy, Etc...............................................................    36
               (f)  Negative Covenants......................................................................    37
               (g)  Other Defaults..........................................................................    37
               (h)  Default under Lease.....................................................................    37
               (i)  Payment of Obligations..................................................................    37
               (j)  Defaults under Other Agreements.........................................................    37
               (k)  Judgment Defaults.......................................................................    37
     11.2      Owner's Rights upon an Event of Default......................................................    37
     11.3      Events of Unit Termination...................................................................    40
               (a)  Unsatisfactory Title....................................................................    40
               (b)  Damage or Destruction...................................................................    40
               (c)  Cessation of Construction...............................................................    40
               (d)  Nonconforming Work......................................................................    41
               (e)  Other Security Agreements...............................................................    41
               (f)  Non-Compliance with Legal Requirements..................................................    41
               (g)  Failure to Complete.....................................................................    42
               (h)  Permits.................................................................................    42
               (i)  Default under Ground Lease..............................................................    42
               (j)  Takings.................................................................................    42
               (k)  Insufficient Available Commitment.......................................................    43
               (l)  Fundamental Change......................................................................    43
               (m)  Material Adverse Change Event...........................................................    43
               (n)  Designated Effective Date...............................................................    43
               (o)  December 31, 2011.......................................................................    43
               (p)  Interim Completion Date.................................................................    43
               (q)  Exhibit K...............................................................................    44
     11.4      Owner's Rights upon Event of Unit Termination................................................    44

SECTION 12.    INDEMNITIES..................................................................................    44

SECTION 13.    LEASEHOLD INTERESTS..........................................................................    45

                                                                                                              Page
                                                                                                              ----
SECTION 14.    PURCHASES....................................................................................    45

SECTION 15.    OWNER'S RIGHT TO TERMINATE...................................................................    45

SECTION 16.    PERMITTED CONTESTS...........................................................................    46

SECTION 17.    SALE OR ASSIGNMENT BY OWNER..................................................................    47

SECTION 18.    GENERAL CONDITIONS...........................................................................    48

     18.1   Survival........................................................................................    48
     18.2   No Waivers......................................................................................    48
     18.3   Owner and Assignee Sole Beneficiaries...........................................................    48
     18.4   No Offsets, Etc.................................................................................    48
     18.5   No Recourse.....................................................................................    50
     18.6   Notices.........................................................................................    51
     18.7   Modifications...................................................................................    52
     18.8   Rights Cumulative...............................................................................    53
     18.9   Governing Law...................................................................................    53
     18.10  Confidentiality.................................................................................    54
     18.11  Captions........................................................................................    54
     18.12  Counterparts....................................................................................    54

SECTION 19.    CERTAIN PURCHASE OPTIONS.....................................................................    54

SECTION 20.    LICENSE......................................................................................    54

     20.1   Redwood Unit License............................................................................    54
     20.2   Special Redwood Unit Premises No. 3 License.....................................................    55

SECTION 21.    DEVELOPMENT AND SUBDIVISION..................................................................    56


Exhibit A      The Lease
Exhibit B      Form of AFL Unit Leasing Record
Exhibit C      Form of Acquisition Certificate
Exhibit D      Form of Interim Advance Certificate
Exhibit E      Form of Certificate of Substantial Completion
Exhibit F      Form of Certificate of Increased Cost
Exhibit G      FF&E Specifications
Exhibit H      Environmental Affidavit
Exhibit I      Issues to be Addressed in Environmental Report
Exhibit J      Conditions for Acceptance by Owner of Joint
               Protection Title Insurance Policy
Exhibit K      Waiver Letter for Unit Premises at Twin Dolphin
               Drive and Redwood Shares Parkway, Redwood

                                                                                                                   Page
                                                                                                                   ----
               City, California
Exhibit L      Description of Headquarters Unit Premises, Redwood
               Unit Premises No. 2, Redwood Unit Premises
               No. 3 and Redwood Unit Premises No. 4

                                AMENDMENT NO. 1

                           Dated as of March 7, 1997

                                      to


                                LEASE AGREEMENT

                         Dated as of February 14, 1995

                                    between

                    Flatirons Funding, Limited Partnership,

                                                            as Lessor

                                      and

                         Electronic Arts Redwood, Inc.,

                                                            as Lessee



     This Amendment has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. 3. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.

          Amendment No. 1 dated as of March 7, 1997 to Lease Agreement ("Amendment No. 1"), dated as of February 14, 1995, between Flatirons Funding, Limited Partnership, a Delaware limited partnership ("Lessor"), and Electronic Arts Redwood, Inc., a Delaware corporation ("Lessee"), amending the Lease Agreement referred to below.

          WHEREAS, Owner and Agent have heretofore entered into a Lease Agreement, dated as of February 14, 1995 (the "Lease Agreement"); and

          WHEREAS, Owner and Agent wish to amend the Lease Agreement as hereinafter provided;

          NOW, THEREFORE, Owner and Agent hereby agree that the Lease Agreement is amended as follows:

          1. Section 1 of the Lease Agreement is amended by deleting the second sentence of the term "Assignee" and replacing it with the following:

     "For purposes of paragraph (h) of Section 2, clauses (i), (iv) and (v) of paragraph (f) of Section 10 and Section 11 hereof and subsection 9.6 and 12 of the Agreement for Lease, the term "Assignee" shall include any lender to the Lessor or other Person providing credit support to the Lessor pursuant to a Credit Agreement."

          2. Subparagraph (iv) of paragraph (a) of Section 3 of the Lease Agreement is hereby deleted and restated in its entirety as follows:

     "(iv) with respect to any Property acquired and built pursuant to the Agreement for Lease, Substantial Completion (as defined in the Agreement for Lease) or the Designated Effective Date (as defined in the Agreement for Lease) shall have occurred; and".

          3. Section 3 of the Lease Agreement is amended by adding the following as new paragraph (g) thereof:

     "(g) In the event the Lessee failed to achieve Substantial Completion prior to the Designated Effective Date with respect to any Parcel of Property acquired and built pursuant to the Agreement for Lease, the Lessee may deliver to the Lessor thereafter, but prior to Substantial Completion (as defined in the Agreement for Lease) of such Parcel, Interim Advance Certificates (as defined in the Agreement for Lease) and thereafter a Certificate of Substantial Completion (as defined in the Agreement for Lease) pursuant to the Agreement for Lease setting forth the actual amount expended by the Lessee for items included in the Unit Budget (as defined in the Agreement for Lease) with respect to such Parcel while it is subject to the Agreement for Lease. If the conditions set forth in the Agreement for Lease for Interim Advances (as defined in the Agreement for Lease) or a Final Advance (as defined in the Agreement for Lease) are satisfied, in the applicable case, the Lessee and the Lessor shall execute within seven (7) days of receipt of each such Interim Advance Certificate or Certificate of Substantial Completion from the Lessee a revised AFL Unit Leasing Record to amend the Adjusted Acquisition Cost for such Parcel to reflect the increase in the Acquisition Cost."

          4. Section 12 of the Lease Agreement is amended by revising the last sentence of paragraph (a) thereof to read, in its entirety, as follows:

     "At the time a Parcel of Property or Unit of Equipment is sold pursuant to this Section 12, such Parcel or Unit shall be in compliance with all Legal Requirements, shall not be subject to any Permitted Contest or any Lien and, in the case of a Parcel which had been subject to the Agreement for Lease, Substantial Completion (as defined in the Agreement for Lease) shall be required to have occurred."

          5. Section 18 of the Lease Agreement is amended by adding the following as new paragraph (l) thereof:

     "(l) With respect to a Parcel of Property for which Substantial Completion has not yet been effected, the construction of such Parcel of Property for which Substantial Completion has not yet been effected proceeds or is made in a manner other than as provided in this Lease or the Agreement for Lease and the Lessee fails to correct such nonconformance in a reasonably prompt and satisfactory fashion after notice and demand by the Lessor, or the Lessee shall fail to correct promptly any structural defect in such Parcel of Property upon demand of the Lessor or the Agent shall default in the performance of the covenants contained in Section 2, Section 9 or Section 10 of the Agreement for Lease in respect of any such Parcel of Property after the expiration of any grace period applicable thereto in the Agreement for Lease."

          6. Section 23 of the Lease Agreement is amended to delete the name "Martin J. McInerney" and to replace it with the name "Gerard Haugh".

          7. This Amendment No. 1 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.

          8. This Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

          9. Except as provided herein, all provisions, terms and conditions of the Lease Agreement shall remain in full force and effect. As amended hereby, the Lease Agreement is ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


                          Flatirons Funding, Limited Partnership
                           By Flatirons Capital, Inc.,
                            its General Partner



                          By: /S/ Jean M. Tomaselli
                              ---------------------
                            Name: Jean M. Tomaselli
                            Title: Vice President and Assistant Secretary



                          Electronic Arts Redwood, Inc.



                          By: /s/ James F. Healey
                              -------------------
                            Name: James F. Healey
                            Title: President